LEASE AGREEMENT BETWEEN

PALMOLIVE BUILDING RETAIL, LLC,

a Delaware limited liability company,
LANDLORD
AND

THE PRIVATEBANK AND TRUST COMPANY,

an Illinois banking association

TENANT

The Palmolive Building

919 North Michigan Avenue

Chicago, Illinois

DATED: July 2.2004
461545/C/10

FUNDAMENTAL LEASE INFORMATION

919 NORTH MICHIGAN AVENUE

CHICAGO, ILLINOIS

Lease Date:	July , 2004
Tenant:	THE PRIVATEBANK AND TRUST COMPANY an Illinois banking association
Tenant's Address:	ION. Dearborn Chicago, Illinois 60602 Attn: Chief Financial Officer
Landlord:	PALMOLIVE BUILDING RETAIL, LLC, a Delaware limited liability company
Landlord's Address:	c/o Draper and Kramer, Incorporated 33 West Monroe; Suite 1900 Chicago, IL 60603 Attn: Forrest D. Bailey, President
Premises:	The space located on the ground and 2nd floor of the Building containing approximately 4,800 rentable square feet as delineated on attached Exhibit "A" (the "Premises").
Estimated Access Date	July 15, 2004
Term:	Fourteen (14) years, plus any applicable Renewal Terms (as defined in Section 2.3)
Commencement Date:	See Section 2.1
Basic Rental (Section 3.1):	See Section 3.1
Security Deposit (Section 5):	None
Permitted Use (Section 7.1):	Banking and related financial services, subject to the existing restrictions set forth in the Declaration of Covenants.
Trade Name:	The PrivateBank and Trust Company
Tenant's Share (Section 3.3(a)):	As of the execution of this Lease, 9.3% and subject to adjustment as provided in Section 3.3(a).
This Fundamental Lease Information summarizes certain provisions of the Lease and is intended to be used for summary and reference purposes and shall be and constitute a part of the Lease; however, in case of any conflict between the Fundamental Lease Information and summary and the actual body and text of the Lease, the actual body and text of the Lease shall control
461545IC/10

TABLE OF CONTENTS
Page
Article 1	Premises 1
1.1	Description1
1.2	Reserved Areas 2
Article 2	Term3
2.1	Term 3
2.2	Delivery of Possession and Access4
2.3	Renewal Terms 5
Article 3	Rent 6
3.1	Basic Rental 6
3.2	Payment8
3.3	Tenant's Share of Ownership Taxes9
3.4	Common Area Charge 11
3.5	Delinquent Payment; Handling Charges14
Article 4	Security Deposit14
4.1	Security Deposit14
Article 5	Utilities14
5.1	Utilities14
5.2	Restoration of Services; Abatement14
Article 6	Improvements and Maintenance 15
6.1	Improvements; Alterations15
6.2	Repairs; Maintenance16
6.3	Performance of Work17
6.4	Mechanic's Liens 17
6.5	Union Labor18
6.6	Untenantability Caused By Landlord; Abatement of Rent 18
Article 7	Use and Operations18
7.1	Permitted Use18
7.2	Continuous Operations :..19
7.3	Exclusive19
7.4	Intentionally Omitted 20
7.5	Restriction on Certain Activities20
7.6	Damages20
7.7	Security 20
Article 8	Assignment and Subletting 20
8.1	Transfers 20
8.2	Recapture 22
8.3	Obligations With Respect to Transfer22
Article 9	Insurance 23
9.1	Insurance 23
9.2	Waiver of Negligence; No Subrogation24
9.3	Indemnity by Tenant 25
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9.4	Indemnity by Landlord 25
Article 10 10.1	Subordination and Attornment26 Subordination26
10.2	Attornment 26
10.3	Notice to Landlord's Mortgagee 26
Article 11 Article 12 12.1	Rules and Regulations26 Condemnation 27 Total Taking27
12.2	Partial Taking - Tenant's Rights 27
12.3	Partial Taking - Landlord's Rights 27
12.4	Award27
Article 13 13.1	Fire or Other Casualty27 Repair Estimate 27
13.2	Landlord's and Tenant's Rights 28
13.3	Landlord's Rights28
13.4	Repair Obligation29
Article 14 Article 15 15.1	Taxes 29 Events of Default 29 Events of Default 29
15.2	Remedies 30
15.3	Payment by Tenant; Non-Waiver 31
15.4	Default by Landlord 31
Article 16 Article 17 Article 18 Article 19 Article 20 Article 21 Article 22 22.1
Landlord's Lien32

Surrender of Premises 32

Holding Over 33

Certain Rights Reserved by Landlord33

Certain Rights Reserved for Second Floor Window Use/Release34

Hazardous Materials 35

Miscellaneous 37
Landlord Transfer 37

22.2	Landlord's Liability 37
22.3	Force Maj eure 37
22.4	Brokerage 3 8
22.5	Estoppel Certificates 38
22.6	Notices 39
22.7	Waiver of Jury/Attorney's Fees 39
22.8	Separability 39
22.9	Amendments; Binding Effect 39
22.10	Quiet Enjoyment 40
22.11	No Merger40
22.12	No Offer 40
22.15	Calendar Days 40
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11

22.16 Entire Agreement 40
22.17 General Description of Services 40
22.18 Parking 41
22.19 ATM42
22.20 Authority 43

Exhibits and Riders

Rider 101- Early Termination Option
Rider 102 - Right of First Refusal
Exhibit A - Premises
Exhibit A-1 - Retail Parcel Legal Description Exhibit A-2 - Facade Parcel Legal Description Exhibit B - Rules and Regulations
Exhibit C - Landlord's Work: As-Is
Exhibit D - Declaration of Covenants, Conditions and Easements Exhibit E - Intentionally Omitted
Exhibit F - Work Letter
Exhibit G - Janitorial Services
Exhibit H - Signage
Exhibit I - Form Subordination and Non-Disturbance Agreement
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111

Page
Abatement 9
Access Date4
Additional Rent8
Affiliate 24
Asset Manager 37
Basic Rental 6
Building1
Casualty27
Commencement Date3
Common Area2
Common Area Charge 11
Corporate Transfer21
Customer Closing Notice32
Damage Notice28
Declaration of Covenants11
Elevator 3
Event of Default29
Facade Parcel 2
Final Statement of Common Area Charge12
Final Statement of Ownership Taxes11
Force Majeure37
Garage 41
Jurisdiction; Governing Law40
Landlord1
Landlord's Affiliates37
Landlord's Mortgagee26
Landlord's Obligations 17
Laws 1
Lease 1
Lobby 3
Loss 24
Monthly Basic Rental 8
Ownership Taxes 9
Permitted Use18
Premises 1
Premises Floor Area1
Prime Rate14
Property1
Renewal Notice5
Renewal Option 5
Renewal Term5
Rent8
Rentable Area of the Premises1
Rentable Area of the Retail Parcel1
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iv

Reserved Second Floor Windows34
Retail Parcel1,2
Retail User 34
Stairway 3
Substantial Completion3
Taking 27
Tenant 1,30
Tenant Delays 3
Tenant's Obligations 17
Tenant's Share 9
Tenant's Share of Ownership Taxes 9
Term3
Termination Notice 32
Time is of the Essence 40
Total Completion 3
Tower Parcel 2
Transfer 20
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V

LEASE

THIS LEASE (this "Lease") is made and entered into as of the 'aZ d~y of July, 2004, by and between PALMOLIVE BUILDING RETAIL, LLC, a Delaware limited liability company ("Landlord"), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking association ("Tenant").
WITNESSETH:

ARTICLE 1 PREMISES

1.1 Description . Subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord that certain Premises in the Retail Parcel (as hereinafter defined) shown on Exhibit "A" hereto attached and made a part hereof, all part of the multi-story residential, office and retail building commonly known as The Palmolive Building located at 919 North Michigan Avenue in the City of Chicago, County of Cook, Illinois (the "Building"), subject to the terms and conditions hereinafter set forth. The mailing address of the Premises is 159 East Walton, Chicago, Illinois 60611. Tenant shall use only that address as its mailing address. As used herein:

(a) "Laws" means any and all laws, statutes, ordinances, rules, regulations, or the like, promulgated or issued by any governmental or other body with authority over the Building.

(b)    "Premises" means that portion of the Building as defined in the Fundamental Lease Information above.

(c) "Property" means the improvements comprising the Building (including, without limitation, the Retail Parcel) and any additions or improvements thereto, together with the land and air space upon and within which the Building is located;

(d) "Rentable Area of the Premises" or "Premises Floor Area" shall be deemed to be approximately 4,800 square feet, as measured in accordance with BOMA standards, meaning to the center line of interior demising walls, to the interior faces of all other walls and interior face of glass, and to the interior finished surface of permanent outside/exterior walls without deduction for structural columns or elevators and shafts; provided, however, that in all circumstances, notwithstanding any contrary provisions in BOMA standards, (i) the square footage of the elevator shaft and the stairway shaft at both the first and second levels (measured from the center line of the walls of such shafts) (ii) the area of the Tenant's exclusive first floor lobby shall be included, and (iii) the Premises Floor Area shall not exceed 5,000 square feet.

(e)    "Rentable Area of the Retail Parcel" shall be deemed to be 51,344 square feet; provided, however, that Landlord, in its sole discretion, may change the size
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and dimensions of the Retail Parcel and, in such case, the Rentable Area of the Retail Parcel shall be adjusted to equal the size, from time to time of the Retail Parcel;

(f) "Retail Parcel" means the retail portion of the Building consisting of that portion of the Building legally described in Exhibit "A-1"; provided, however, that the Landlord may, in its sole discretion, change the size and dimensions and configuration of the Retail Parcel by removing area therefrom or adding area thereto (including, but not limited to, area on a different floor of the Building, including the Premises, and/or area owned by an entity other than Landlord) by fee, lease or assignment or by other transfer or conveyance;

(g)    "Facade Parcel" consisting of that portion of the Building legally described in Exhibit "A-2".

(h)    "Tower Parcel" means all of the Building except the Retail Parcel and the Facade Parcel.

1.2 Reserved Areas. Landlord specifically excepts from the area demised by this Lease and reserves to itself (a) the exterior portions of the Premises and Building, subject to Tenant's approved signage, (b) those portions of the Premises occupied by structural columns and (c) such areas within the Premises required for installation of utility, data and other lines, cables and other installations required to service other tenants or occupants of the Building and Property (provided that same are above the ceiling, within enclosed columns and/or walls or below the floor of the Premises) and to maintain and repair same (subject to Section 6.2[b] below), and no rights thereto are conferred upon Tenant. Nothing in this Section 1.2 shall be deemed to limit the rights reserved to Landlord pursuant to Article 19 hereof. Landlord also specifically excepts and reserves to itself, unless otherwise specifically provided, all rights to the land and improvements below the improved floor level of the Premises, to the improvements and air rights above the Premises and to the land and improvements located on and within the Common Area (as defined below). Landlord reserves the right to make changes or revisions to the Building space plan, including, but not limited to, additions to, subtractions from or rearrangements of the Building plan, subject only to the provisions of Sections 6.6 and 22.10. This Lease shall at all times be subject to the Declaration of Covenants.

Landlord further hereby grants to Tenant, for the benefit of Tenant, Tenant's subtenants, licensees and concessionaires, and their respective officers, agents and employees, the non-exclusive right, together with other occupants of the Building and their respective subtenants, licensees, concessionaires, officers, agents and employees to use for their intended purposes, the entire "Common Area", for access only. For purposes of this Lease, "Common Area" shall be deemed to include, without limitation, loading docks, freight elevators, service corridor(s), bathrooms and storage areas made available through the Declaration of Covenants by Landlord to, and used by, tenants of the Retail Parcel and those areas of the Building to which the Tenant or other Tenants of the Retail Parcel may have access including the corridors providing access to the aforesaid bathrooms, the corridors providing access to the loading docks and pipes and utilities serving the Retail Parcel. Tenant acknowledges and agrees that the Common Area will be used by Tenant in common with Landlord and its agents and contractors and other tenants,
461545/C/10

owners and occupants of the Building, and that Tenant's use thereof shall not disturb or unreasonably interfere with such parties' use thereof.

Tenant shall not convey, carry, transport or otherwise move any goods, merchandise, supplies, materials or the like through the interior Common Areas of the Building, except through the freight elevators and the service corridors; at no time and under no circumstances whatsoever, shall Tenant convey, carry, transport or otherwise move such items through any lobby or tenant area.

Any provisions of this Section 1.2 which limit Tenant's right to signage are subject to any other provision herein which permits signage of and for Tenant.

ARTICLE 2

TERM

2.1 Term. The Term of this Lease shall be fourteen (14) years, commencing on the Commencement Date (as hereinafter defined), and expiring at 11:59 p.m. on the day before the fourteenth (14th) anniversary of the Commencement Date (the "Term", which definition shall include all renewals of the initial Term), unless terminated earlier pursuant to the terms hereof. If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the number of days between the Commencement Date and the first day of the next month.

(a) Commencement Date. The "Commencement Date" shall be the earlier to occur of: (a) the date on which Tenant opens business in, or conducts business from, the Premises; and (b) the date of Total Completion (as hereinafter defined).

(b) Substantial Completion. "Substantial Completion" shall mean completion of Landlord's Work except the following: (i) "punch list" items (being items and repairs which can be, and which Landlord shall, complete within thirty (30) days after the Commencement Date); (ii) the elevator serving Tenant's Premises (the "Elevator"); (iii) the stairway from Tenant's lobby to the second floor (the "Stairway") ; and (iv) the first floor lobby of the Premises (the "Lobby") . Notwithstanding anything herein to the contrary, Substantial Completion shall be deemed to have occurred on the date upon which Substantial Completion would have occurred except for delays ("Tenant Delays") caused by, resulting from or relating to Tenant's (or its contractors', agents', employees' or invitees') presence in the Premises or any other actions, delays or failures to act of Tenant (or its contractors, agents, employees or invitees). Landlord shall give reasonable notice of any Tenant Delays.

(c) Total Completion. "Total Completion" shall mean completion of Landlord's Work, including the Elevator, the Stairway and the Lobby, except for punch list items, provided that the Premises shall meet the requirements of the first grammatical sentence of Section 6.1 hereof. Landlord shall attempt to achieve Total Completion by November 1, 2004. Notwithstanding anything herein to the contrary, Total Completion shall be deemed to have occurred on the date upon which Total Completion would have occurred except for Tenant Delays.
4615451C110

2.2    Delivery of Possession and Access.

(a) Early Access Date. Tenant shall have the nonexclusive right to access to the Premises prior to the Commencement Date, upon the date ("Access Date") that is the later to occur of July 1, 2004, and the date of execution and delivery hereof, solely for the purpose of performing Tenant's Work (as defined in the Work Letter attached hereto and made a part hereof as Exhibit "F" to the Lease) and preparing the Premises for the conduct of business thereat, (e.g., moving furniture, installing equipment and the like). All provisions of this Lease shall apply to such access prior to the Commencement Date, except that Tenant shall not be required to pay Rent (as hereinafter defined) until the Commencement Date otherwise occurs and such rent abatement periods as provided in this Lease shall have expired. Tenant shall carry all insurance required hereunder and shall indemnify, defend and hold harmless Landlord and its agents and employees from and against any and all claims, demands, liabilities, damages, actions, losses, costs and expenses, including (but not limited to) reasonable attorneys' fees, arising out of or in connection with Tenant's early entry upon the Premises hereunder unless caused by the negligence or willful misconduct the Landlord. Notwithstanding anything to the contrary contained in this Lease, except as otherwise expressly provided in the Work Letter, Tenant shall be responsible for and shall pay prior to delinquency all charges for water, gas, heat, light, electricity, power, sewer, telephone, alarm system, janitorial and other services or utilities serving, used in or upon the Premises related to such early access.

(b) Non-Interference. Tenant shall conduct its business, construction, improvement or other use or occupancy of the Premises in a manner that does not interfere with or delay completion of Landlord's Work or any other work in, on or around the Building. Any delay in Substantial Completion of Landlord's Work caused by any Tenant Delays shall extend the time for Landlord's performance of Landlord's Work, and any time period relating thereto, ty one (1) day for each day of delay so caused

(c) Possible Penalties for Late Total Completion of Landlord's Work. If Landlord fails to achieve Total Completion of Landlord's Work by November 1, 2004 (and deliver the Premises in the required condition), which date shall be extended for each day of delay due to Force Majeure (as defined in Section 22.3 below) and any Tenant Delays, then if Tenant is unable to open for business or conduct business from the Premises by reason of Landlord's failure to achieve Total Completion, Tenant shall have abatement of Monthly Basic Rental (as hereinafter defined), Tenant's Share of Common Area Charge and Tenant's Share of Ownership Taxes of two (2) days for each day after November 1, 2004 through the date of Total Completion; provided, however, if on or after November 1, 2004 (but prior to the date of Total Completion) Tenant shall be able to, or shall, open for business in, or conduct any business from, the Premises, then for thirty (30) days thereafter (or until the date of Total Completion, if sooner), the rent abatement shall be only one (1) day for each day that Landlord fails to achieve Total Completion. If Tenant asserts such a right to abatement, Tenant shall, nonetheless, pay all Rent until Landlord either agrees with Tenant's assertion in writing or a judgment is rendered by a court of competent jurisdiction; if Landlord does not dispatch written notice of its disagreement with a Tenant assertion of a right to abatement within ten (10) business days after receiving written notice of Tenant's such assertion, Landlord shall be deemed to have agreed with such assertion and Tenant shall be entitled to such abatement. If Landlord fails to achieve Total Completion of Landlord's Work by January 15, 2005, which date shall be extended for any delay
461545/C/10

resulting from Force Majeure and/or any Tenant Delays, Tenant, at its option, may terminate the Lease after ten (10) business days' prior written notice to Landlord. Notwithstanding the foregoing, if Landlord achieves Total Completion of Landlord's Work within ten (10) business days after Landlord's receipt of the Tenant's election to terminate, the notice of termination shall be deemed null and void and the Lease shall remain in full force and effect.

2.3 Renewal Terms._ Subject to the further provisions of this Section, Tenant shall have the option (the "Renewal Option") to renew this Lease for two (2) additional successive periods of five (5) years each (each a "Renewal Term"), commencing on the day immediately following the last day of the Initial Term, or First Renewal Term, as the case maybe.

(a) Tenant, at its option, may exercise the applicable Renewal Option by giving written notice thereof to Landlord not less than twelve (12) months prior to the last day of the Term provided in Section 2.1 of the Lease or First Renewal Term, as the case may be. Tenant's notice of its exercise of a Renewal Option is a "Renewal Notice")".

(b) All terms and conditions of this Lease shall apply during the Renewal Term, except that: (i) Landlord shall not provide any allowances nor be required to effect any improvements to the Premises (other than Landlord's repair and maintenance obligations hereof); and (ii) the Basic Rental for each years of any such Renewal Term shall be based on the amounts set forth in Section 3.1 for such Renewal Term.

(c) If at the time when Landlord receives a Renewal Notice or on the date of the commencement of a Renewal Term, Tenant shall be in material or monetary default under this Lease (after the expiration of the applicable notice and cure period), Landlord shall have the right, by giving written notice thereof to Tenant, to cancel the applicable Renewal Option with respect to such Renewal Term and any exercise of such Renewal Option by Tenant. In the event of such cancellation, Tenant shall have no right, and Landlord shall have no obligation, to renew this lease pursuant to any Renewal Option, and the Lease shall terminate at the end of the initial Term or the First Renewal Term, as the case maybe.

(d) If Tenant fails to exercise a Renewal Option within the time required, such failure shall automatically cancel such and any Renewal Option, and Tenant shall have no right, and Landlord shall have no obligation, to renew this Lease pursuant to such and any Renewal Option. If Tenant assigns or transfers any portion of its interest in this lease [other than a Corporate Transfer (as hereinafter defined)] or sublets more than 25% of the Premises, then notwithstanding anything contained herein to the contrary, such assignment, transfer or sublease shall automatically cancel any Renewal Option which has not then been exercised and automatically cancel any previous exercise of any Renewal Option unless the subject Renewal Term has already then commenced. In the event of any such cancellation, Tenant shall have no further rights under this Section.
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ARTICLE 3
RENT

3.1 Basic Rental. Tenant agrees to pay Landlord as "Basic Rental" hereunder the amounts computed, from time to time, during each relevant time period of the Term as set forth below ("Time Period"), the product of the Annual Basic Rental (per square foot) set, forth below for the Premises and the Rentable Area of the Premises. The Annual Basic Rental on a per square foot basis from time to time for each Time Period during the Term of the Lease is as follows:
Initial Term - Annual Basic Rental
Time Period	Annual rate per square
foot of Rentable Area
From the Commencement Date* through and including the last day of the 12th full calendar month of the Term	$46.30*
From the first day of the 13th month of the Term through and including the 24th full calendar month of the term	$46.80
From the first day of the 25th month of the Term through and including the 36th full calendar month of the Term	$47.30
From the first day of the 37th month of the Term through and including the 48th full calendar month of the Term	$47.80
From the first day of the 49th month of the Term through and including the 60th full calendar month of the Term	$48.30
From the first day of the 61" month of the Term through and including the 72nd full calendar month of the Term	$48.80
From the first day of the 73rd month of the Term through and including the 84th full calendar month of the Term	$49.30
From the first day of the 85th month of the Term through and including the 96th full calendar month of the Term	$49.80
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Time Period    Annual rate per square foot of Rentable Area

From the first day of the 97th month of the    $50.30 Term through and including the 108th full calendar month of the Term

From the first day of the 109th month of the    $50.80 Term through and including the 120th full calendar month of the Term

From the first day of the 121St month of the    $51.30 Term through and including the 132nd full calendar month of the Term

From the first day of the 133rd month of the    $51.80 Term through and including the 144th full calendar month of the Term

From the first day of the 145th month of the    $52.30 Term through and including the 156th full calendar month of the Term

From the first day of the 157th month of the    $52.80 Term through and including the 168th full calendar month of the Term

*subject to any applicable abatement as set forth in Section 3.2 First Renewal Term - Annual Basic Rental Time Period    per sq. ft.

From the first day of the 169th month of the    $53.30 Term through and included in the 180th full calendar month of the Term.

From the first day of the 181St month of the    $53.80 Term through and including the 192nd full calendar month of the Term

From the first day of the 193rd month of the    $54.30 Term through and including the 204th full calendar month of the Term
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Time Period	per sq. ft.
From the first day of the 205th month of the	$54.80
Term through and including the 216th full calendar month of the Term From the first day of the 217th month of the	$55.30
Term through and including the 228th full calendar month of the Term
Second Renewal Term - Annual Basic Rental
Time Period	per sq. ft_
From the first day of the 229th month of the	$55.80
Term through and included in the 240th full calendar month of the Term. From the first day of the 241" month of the	$56.30
Term through and including the 252nd full calendar month of the Term From the first day of the 253'[d] month of the	$56.80
Term through and including the 264th full calendar month of the Term From the first day of the 265th month of the	$57.30
Term through and including the 276th full calendar month of the Term From the first day of the 277th month of the	$57.80
Term through and including the 288th full calendar month of the Term
3.2 Payment. (a) In General. Tenant shall timely pay to Landlord the Basic Rental, the Tenant's Share of Ownership Taxes (defined below), the Common Area Charge (defined below) and all additional sums to be paid by Tenant (such Ownership Taxes, Common Area Charge and additional sums being sometimes referred to collectively as "Additional Rent") to Landlord under this Lease (collectively, together with the Basic Rental hereinafter called the "Rent")"), without deduction or set off (except as otherwise set forth in this Lease), at Landlord's address provided for in this Lease or as otherwise specified by Landlord in writing. Basic Rental shall be payable in monthly installments at the rate of one twelfth (1/12) of the annual Basic Rental (the "Monthly Basic Rental") in advance for each calendar month during the Term. Monthly Basic Rental shall be payable on the later to occur of the Commencement
461545/C110

Date and the date any rent abatement periods as provided in this Lease have expired. The Monthly Basic Rental for any partial month at the beginning of the Term shall be equal to the product of 11365 of the annual Basic Rental in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

(b) Abatement Notwithstanding the foregoing, and provided Tenant is not in material or monetary default under any of the terms of this Lease (after the expiration of the applicable notice and cure periods), the Monthly Basic Rental, Tenant's Share of Common Area Charge and Tenant's Share of Ownership Taxes shall be abated from the Commencement Date (or in the event the Commencement Date is not the first day of a calendar month, the first (1St) day of the first full calendar month after the Commencement Date) and such abatement shall continue through the last day of the third (3T d) full calendar month after the Commencement Date.

3.3 Tenant's Share of Ownership Taxes. In addition to the Basic Rental and all other sums payable under this Lease to Landlord, Tenant agrees to pay to Landlord an amount equal to "Tenant's Share of Ownership Taxes" for each calendar year or portion thereof during the Term, except during the Rent Abatement Period. "Tenant's Share of Ownership Taxes" shall be equal to the product obtained by multiplying the Ownership Taxes, as defined below, by Tenant's Share, as defined below as of the day of assessment. Tenant's Share of Ownership Taxes payable by Tenant during 2005 shall be the lesser of the actual per square foot rate of Ownership Taxes for the calendar year 2005 and $9.00 per square foot multiplied by the Rental Area of the Premises. Landlord makes no representation nor warranty as to Tenant's Share of Ownership Taxes for any year. As used herein:

(a) "Tenant's Share" shall be a fraction the numerator of which shall be the Premises Floor Area and the denominator of which shall be the total number of square feet of constructed gross leasable floor area in the Retail Parcel as prescribed above. As of the execution of this Lease, it is anticipated that Tenant's Share shall be the percentage set forth in Fundamental Lease Information and that same shall be adjusted by Landlord upon the completion of Tenant's Plans and Specifications (as defined in Exhibit "F") based on a remeasurement of the Premises by Landlord's and Tenant's architects in accordance with the standards set forth in Section 1.1(d). Tenant's Share shall be proportionately adjusted by Landlord from time to time to reflect any reconfiguration, reallocation, addition or subtraction of space comprising the Retail Parcel or any portion thereof (including, without limitation, any real estate parcel tax division or redivision. Any adjustment shall be set forth in an amendment to this Lease prepared by Landlord and executed by Landlord and Tenant.

(b) "Ownership Taxes" shall mean all taxes and assessments of every kind and nature which Landlord shall pay or are payable during or become obligated to pay in a calendar year (which shall be consistently applied throughout the Term), because of, in connection with or arising from (i) the ownership, leasing or operation of the Retail Parcel (as configured or defined from time to time) or the land upon which the Retail Parcel (or the Building of which it is a part) is located or (ii) the ownership, leasing or operation of the New Parcels (as hereinafter defined) or the land upon which the New Parcel (or the Building of which it is a part) is located, -or (iii) the Declaration of
461545/C/10

Covenants (as defined below), all in accordance with subparagraphs (A), (B), (C) and (D) following:

(A) The amount of special taxes or special assessments (amortized over the longest reasonable time permitted without penalty) to be included in Ownership Taxes shall be limited to the amount of the installment, plus any interest (other than penalty interest) thereon, of such special tax or special assessment required to be paid during the calendar year in respect of which Ownership Taxes are being determined.

(B) The amount of tax or excise levied by the State of Illinois, or the City of Chicago, or any political subdivision of either, on rents or other income from the Retail Parcel, New Parcels, and allocated pursuant to the Declaration of Covenants shall be included in Ownership Taxes; provided, however, that the amount payable by Tenant with respect to Ownership Taxes deriving from this subparagraph (B) shall not exceed an amount equal to the tax rate multiplied by the Rent paid by Tenant.

(C) Notwithstanding anything contained herein to the contrary, there shall be excluded from Ownership Taxes all income taxes, excess profit taxes, corporate franchise, capital stock, inheritance or estate taxes, license fees, inspection fees and permit fees except to the extent expressly included in Ownership Taxes herein.

(D) All reasonable costs, fees and expenses including, without limitation, attorney's fees and appraisal costs incurred by Landlord in connection with contesting the amount or validity of Ownership Taxes and the prosecution of any tax under tax appeal with respect to Ownership Taxes and all interest and penalties; if any, accruing in connection therewith. Provided that Tenant timely pays Tenant's Share of Ownership Taxes, Tenant shall not be required to reimburse Landlord for any late payments or charges imposed for late payment of Ownership Taxes.

Concurrently with its payment of the applicable installment of Monthly Basic Rental, Tenant shall pay to Landlord on the first day of each month during the Term (after the expiration of any rent abatement periods) an amount equal to one-twelfth (1/12) of Ownership Taxes as reasonably estimated by Landlord for the calendar tax year for which such estimated payment of Ownership Taxes will be made, multiplied by the Tenant's Share. Tenant agrees to pay monthly installments of Tenant's Share of Ownership Taxes from and after the Commencement Date based on the aforesaid estimates. Landlord within its reasonable discretion from time to time may revise Landlord's estimate of Ownership Taxes by notice to Tenant and Tenant shall thereafter pay to Landlord an amount equal to one-twelfth (1/12) of Landlord's revised estimate multiplied by Tenant's Share. If the Commencement Date is a day other than the first day of a calendar month, the Tenant's Share of Ownership Taxes for the first partial calendar month of the Term shall be prorated on the basis of the number of days of the Term that are within that month, as a fraction of the total number of days in that month.
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Landlord shall deliver to Tenant a copy of the general real estate tax bill and other applicable tax bills or invoices for amounts included within Ownership Taxes for each real estate tax year or portion thereof for which Ownership Taxes are levied, assessed or otherwise imposed hereunder as and when the bills become available, but not later than May 1St of the year following the year for which such tax payments were made by Tenant. Such bills shall be accompanied by a statement from Landlord showing Tenant's estimated payments of Ownership Taxes made with respect to the calendar year covered by the bills being delivered to Tenant and the actual amount of Tenant's Share of Ownership Taxes for such year (the "Final Statement of Ownership Taxes"). If Tenant's Share of Ownership Taxes for any calendar year is greater than the installments paid by Tenant on account thereof, then Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of such statement. If such statement shows that the payments made by Tenant exceed Tenant's Share of Ownership Taxes, then Landlord shall apply such excess to installments of Rent next becoming due from Tenant under this Lease, except at the end of the Term Landlord shall refund any overpayment of Tenant's Share of Ownership Taxes along with the applicable Final Statement of Ownership Taxes. Additionally, if Landlord receives a refund of Ownership Taxes for any period that relates to a portion of the Term which Tenant has made a contribution thereto, Landlord shall appropriately and promptly refund Tenant. The refund and payment obligations hereunder shall survive the expiration or earlier termination of this Lease. There will be no duplication in charges to Tenant by reason of any provision in this Lease setting forth Tenant's obligation to reimburse Landlord for Ownership Taxes.

3.4 Common Area Charge. In addition to the Basic Rental and all other amounts payable hereunder, Tenant shall pay to Landlord for each calendar year or portion thereof during the Term (after the expiration of any rent abatement periods) an annual common area charge (the "Common Area Charge") equal to Tenant's Share, as defined in Section 3.3 above, of all costs allocable and attributable to, and incurred by, Landlord to operate, maintain and keep in good repair the Retail Parcel in Landlord's reasonable judgment, any parcels created from a reconfiguration, reallocation, addition, subtraction of all or part of the Retail Parcel which contain all or part of the Premises ("New Parcels"), and the Common Area, including, without limitation, (a) costs of insurance, (b) the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, maintaining or repairing the Retail Parcel, any New Parcels or Common Area, (c) costs of supplies, sundries and utilities, legal and accounting expenses, (d) a reasonable charge for Landlord's overhead, management and administrative expenses, (e) management fees not to exceed 4% of gross rental, (f) any other expense or charge, whether or not herein mentioned, which in accordance with generally accepted accounting and management principles would be considered as an expense of maintaining, operating or repairing the Retail Parcel, any New Parcels or Common Area or any part thereof, and (g) all costs or expenses arising from or incurred in connection with Landlord's obligations as owner of the Retail Parcel or the obligations of the owner of any New Parcels, under the Declaration of Covenants, Conditions, Restrictions and Easements for 919 North Michigan Avenue, Chicago, Illinois dated May 30, 2001, as may be amended from time to time (the "Declaration of Covenants""). A copy of the Declaration of Covenants, Conditions and Easements which is in effect on the date of this Lease is attached hereto as Exhibit "D". Tenant's Share of the Common Area Charge payable with respect to 2005 shall not exceed the lesser of the actual per square foot rate of the Common Area Charge for the calendar year 2005 and $6.20 per square foot multiplied by the Rentable Area of the Premises. Landlord makes no
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representation or warranty as to Tenant's Share of the Common Area Charge for any year of the Lease Term. Tenant acknowledges that Landlord may incur such expenses generally for the Retail Parcel and any New Parcels or on a Building-wide or Property-wide basis, and that Landlord's reasonable allocation or an allocation in compliance with the Declaration of Covenants of such expenses to the Retail Parcel or any New Parcels, Common Area or to Tenant
shall be binding for all purposes, absent manifest error or fraud.

Landlord and Tenant shall reconcile the payments made by Tenant in respect of the Common Area Charge against Landlord's actual expenses, as set forth in Landlord's written statement (the "Final Statement of Common Area Charge") to Tenant given within one hundred twenty (120) days following the end of each calendar year. If the Commencement Date is a day other than the first day of a calendar month, the Common Area Charge for the first partial calendar month of the Term shall be prorated on the basis of the number of days of the Term that are within that month, as a fraction of the total number of days in that month.

Common Area Charges shall not include (i) depreciation and amortization costs (except as otherwise expressly set forth herein); (ii) ground lease payments (iii) costs of advertising or promoting for lease space in the Building (iv) legal fees or accounting fees incurred in negotiating leases or enforcing the obligations of tenants or other occupants under other leases in the Building (including, but not limited to, collecting rents); (v) costs attributed to maintaining Landlord in good standing as a limited liability company; (vi) any costs for which Landlord is reimbursed by way of insurance, service contracts or warranties; (vii) cost of repairs, alterations or replacements caused by the exercise of the rights of eminent domain or fire or other casualty; (viii) the cost of any special services rendered which are not generally rendered to other tenants in the Retail Parcel; (ix) allowances, concessions and other costs and expenses incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants (including Tenant), other occupants or prospective tenants or other occupants of the Building, or vacant, leasable space in the Building; (x) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building, including brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges; (xi) costs or expenses of utilities directly metered to tenants of the Retail Parcel or New Parcels or payable separately by such tenants, and the costs of providing electricity to any space in the Retail Parcel or New Parcels which is leased, other than the Premises; (xii) all amounts that would otherwise be included in Common Area Charges which are paid to any affiliate of Landlord, the Building management company or any affiliate of the Building management company to the extent (other than to a de minimis extent) the costs of such services exceed market rates for such services in the North Michigan Avenue submarket of Chicago, Illinois rendered by persons or entities of similar skill, competence and experience; (xiii) any costs for which any tenant in the Retail Parcel has been charged separately or any costs for which any tenant would have been charged separately had such tenant's lease contained the same terms and provisions as this Lease; (xiv) any penalties or liquidated damages that Landlord pays to Tenant under this Lease or to any other tenants in the Building under their respective leases; (xv) the cost of clean up or damage due to the presence or release of any Hazardous Materials (as defined in Article 19 below), including asbestos and polychlorinated biphenyls, except to the extent placed on the Premises or in the Retail Parcel by Tenant; (xvi) any costs, fines or penalties incurred due to violations by Landlord of any governmental rule or authority; costs or expenses (including fines, penalties and interest)
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incurred due to late payments or due to the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors; (xvii) to the extent any costs that are otherwise includable in Common Area Charges are incurred with respect to the Retail Parcel, Tower Parcel, and any other properties there shall be excluded from Common Area Charges a percentage (as reasonably determined by Landlord) thereof that is properly allocable to such other parcels or properties, as the case may be; (xviii) costs and expenses incurred in connection with disputes with consultants, management agents, or incurred in the negotiations or disputes with purchasers or mortgagees of the Building; (xix) costs of overtime or other expenses to Landlord in curing its defaults or other violations of Landlord of any lease or agreement to which Landlord is a party; (xx) mortgage principal, fees, late penalties, interest or amortization payments on any loans, including loans secured by mortgages on the Premises; (xxi) salaries of employees of Landlord above the level of building manager; (xxii) capital expenditures except the following: (a) those incurred to effect a reduction in Common Area Charges and (b) those incurred to effect compliance with Laws which became effective, or applicable to the Building, the Retail Parcel, any New Parcels or the Premises after the date hereof, which capital improvements shall be amortized over their useful life, with interest at two percent (2%) over the Prime Rate (as defined in Section 3.5 below) on the unamortized amount of such expenditures; (xxiii) management office expenses; (xxiv) costs of or related to paintings, sculptures and other art work; and (xxv) "takeover expenses" (i.e., expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Building.. There will be no duplication in charges to Tenant by reason of any provision in this Lease setting forth Tenant's obligation to reimburse Landlord for Common Area Charges. In no event shall Landlord collect from all tenants obligated to contribute to Common Area Charges an aggregate amount in excess of one hundred percent (100%) of the actual Common Area Charges; Common Area Charges shall be net of any abatement, discount or credit that Landlord may receive.

Tenant or its agent shall have the right to examine Landlord's books and records for purposes of confirming the accuracy of the Common Area Charge at any time during normal business hours, upon two days written notice, within one hundred twenty (120) days following Tenant's receipt of Landlord's Final Statement of Common Area Charges. Tenant shall not be entitled to defer or withhold any payment of Rent subject to the inspection right granted pursuant to this paragraph. If it is determined and agreed that Tenant has paid more than its share of the Common Area Charges, then Tenant shall have a credit against Rent next due and payable in the amount of such overpayment (or same shall be refunded to Tenant if at the end of the Term); if it is determined and agreed that Tenant has not paid its full share of the Common Area Charges, then Tenant shall pay the deficiency within thirty (30) days after such determination. If it is determined and agreed that Landlord has charged Tenant Common Area Charges which exceed by five percent (5%) the actual Common Area Charges, then Landlord shall pay the reasonable costs of the audit conducted by Tenant (including travel if the books are not made available in Chicago, Illinois); in such event, Tenant may, if it has not already done so, conduct an audit and inspection of Landlord's books and records for the three (3) prior years. If Tenant shall not have notified Landlord in writing of its intention to review the books and records concerning a Common Area Charge within the one hundred twenty (120) days, then Tenant shall have waived any such right and the statement submitted by Landlord shall be deemed correct and accepted by Tenant, except as otherwise expressly provided for herein. In the event of a dispute as to the amount of Tenant's Share of Common Area Charges which cannot be resolved by the parties
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within thirty (30) days after Tenant presents its written position (which must be presented and include documentation within one hundred fifty (150) days after receipt of Landlord's statement setting forth Common Area Costs) an independent, nationally recognized accounting firm approved by Landlord and Tenant shall be retained to effect an audit the results of which shall be binding on Landlord and Tenant, with the cost of such audit being born by Landlord only if the audit discloses an overcharge of more than five percent (5%) of the actual Common Area Charges.

3.5 Delinquent Payment; Handling Charges. All payments required of Tenant hereunder which are more than five (5) days past due, shall bear interest from the date due until paid at per annum the rate of interest equal to two percent (2%) above the prime rate (the "Prime Rate") of interest in effect on the date of payment at the Bank One, NA or its successor; after the second event of a payment being more than five (5) days past due in any one calendar year or the third event in any two consecutive calendar years, Tenant shall pay to Landlord within ten (10) days following receipt of written demand from Landlord a fee equal to five percent (5%) of any delinquent payment occurring during the twenty-four (24) months after such second or third occurrence, as the case may be, to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 3.5 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

4.1

ARTICLE 4
SECURITY DEPOSIT
Security Deposit. Intentionally omitted.

ARTICLE 5 UTILITIES

5.1 Utilities. Tenant shall pay for all utility services used at the Premises whether or not separately metered or submetered to the Premises, including, without limitation, gas, water, sewer and electricity. Landlord agrees that electricity serving the Premises shall be separately metered. Tenant shall apply to the applicable utility company or municipality to establish an account for such services if directly metered promptly upon its execution of this Lease and shall be responsible for prompt payment of all costs in connection with such utility services promptly upon receipt of an invoice therefor, whether from the appropriate utility company, or Landlord in the case of submetered utilities. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable share of all charges for utilities jointly metered with other premises. Tenant's share shall be such equitable proportion as reasonably determined by Landlord.

5.2 Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any utility or other service that becomes unavailable. Such unavailability shall not, however, render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, entitle Tenant to any abatement of Rent
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of any other of Tenant's obligations hereunder. Notwithstanding the foregoing, in the event any interruption in electricity, gas, water or other utility services to the Premises or the Building (i) is due solely to the negligence or willful misconduct of Landlord, its employees, agents or contractors and results other than from fire or other casualty, (ii) shall continue unabated for seventy-two (72) consecutive hours and (iii) shall materially impair the operation of Tenant's business at the Premises and Tenant ceases doing business in the Premises, or a portion thereof, then Rent due hereunder shall abate fully or on a proportionate basis, as the case may be, effective as of the date such interruption commenced and shall continue to abate until such service is restored.

ARTICLE 6
IMPROVEMENTS AND MAINTENANCE

6.1 Improvements; Alterations. Tenant is taking possession of the Premises in its "as-is" condition, subject to the Total Completion of Landlord's Work and further subject to the Premises being (i) free of any prior occupant's or Landlord's personal property and in broom clean condition, (ii) free of Hazardous Materials and structural defects, and, (iii) all systems that serve the Premises shall be in good condition and working order. Landlord's Work shall be completed in compliance with all applicable codes, rules, regulations and ordinances. Any additional improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall not have been unreasonably withheld, delayed or conditioned. Tenant shall complete the build-out of a first class financial institution in accordance with the terms of the Work Letter attached here to as Exhibit "F", on or before such date which is the earlier of (1) the date on which Tenant opens business in, or conducts business from, the Premises, or (2) the date which is sixty (60) days after the Commencement Date. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed and the approval, if applicable, of the City of Chicago, and any other body with authority over the Building, the Premises or Tenant's activities, any landmarks commission or authority (including, but not limited to, the Commission on Chicago Landmarks) and any person or entity, other than Landlord whose approval is required pursuant to the Declaration of Covenants, provided, however, that after the Commencement Date, Tenant may make alterations within the Premises which are not structural, do not adversely affect any Building system or the Common Area and are not outside the Premises with an aggregate cost of less than $50,000.00 in any lease year, without Landlord's prior consent, but Tenant shall, within thirty (30) days after completion of such non-structural alterations, provide Landlord with advice thereof and plans and specifications therefor if so prepared. Landlord may, however, withhold its consent in its sole and absolute discretion to any alteration or addition that would affect the Building's structure, facade or Common Area (including, without limitation, any access to lobby, access to lobby areas, freight elevators or service contracts) or any of its HVAC, plumbing, electrical, or mechanical systems (including, without limitation, Building sprinkler and alarm systems) or which requires approval by any person or entity other than Landlord pursuant to the Declaration of Covenants. Tenant shall not paint or install exterior lighting or decorations, signs, awnings, window or door lettering, or advertising media of any type on or visible from the exterior of the Premises without the prior written consent of Landlord, which shall not be unreasonably
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withheld or delayed; provided, however, Landlord may withhold its consent to any painting or installation (including, without limitation, signage and awnings) which would affect the appearance of the exterior of the Building or of any Common Area of the Building or which are visible from the street. Notwithstanding the foregoing, but subject to (a) Landlord's approval which shall not be unreasonably withheld or delayed, (b) the approval of the City of Chicago, the Alderman of the Ward in which the Building is located and any landmarks commission or authority (including, but not limited to the Commission on Chicago Landmarks) and (c) the approval of any person or entity (other than Landlord), whose approval is required by the Declaration of Covenants, Landlord will install, at Tenant's expense, or may permit Tenant to install, signage for the operation of Tenant's business at the Building of the following nature, type and location (i) an identification plaque at the Michigan/Walton corner approximately 36 inches by 22 inches of look, style and the like reasonably approved by Landlord and Tenant alternatively, Landlord shall use commercially reasonable efforts to permit Tenant's name to appear on a clock at the Michigan/Walton corner which may be installed in the location shown on Exhibit "H" attached hereto and made a part hereof; and (ii) tasteful identification signs on the door to Tenant's lobby and on the pane immediately above such door, which signs may be backlit with low intensity white lights but shall not contain any colored, flashing or neon light. All signage shall be mutually acceptable to Landlord and Tenant and must be consistent in all respects with the signage of other tenants of the Retail Parcel. All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant. In the event Tenant desires to leave any of its alterations, additions or improvement on the Premises at the time of expiration or sooner termination of this Lease, Tenant shall send written notice to Landlord requesting the same prior to the installation of such alterations, additions or improvements and Landlord shall determine, in writing, within ten (10) business days after receipt of Tenant's request, whether Tenant shall be allowed to leave such alterations, additions or improvements on the Premises at the time of expiration or sooner termination of this Lease. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws. Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any law. Nothing contained herein shall be construed as to give Tenant any rights make any alternations, additions or improvements which in any way affect the Facade Parcel, other than the signage rights granted to Tenant in this Section 6.1.

6.2 Repairs; Maintenance. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage (other than ordinary wear and tear and damage caused by fire or other casualty) to any portion of the Premises. Tenant's obligations hereunder shall include without limitation:

(a)    Keeping the storefronts, entry doors and the interior of the Premises in first-class condition and repair.

(b) Keeping in good condition and repair all equipment, systems, facilities and fixtures (including, but not limited to, hardware and heating, cooling, ventilating, electrical, plumbing and other mechanical facilities and elevators) located in and
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exclusively serving the Premises irrespective of location of any portion of such equipment, fixtures or systems;

(c)    Replacing all window glass and door glass broken in the Premises; and

(d)    Maintain in good, clean and first class order and repair, all trade fixtures, tenant furnishings and property belonging to or installed by Tenant.

All structural elements of the Building, including the roof, sidewalk and Common Area, shall be maintained by Landlord or as otherwise as provided in the Declaration of Covenants and, except as otherwise herein provided, Tenant shall have no responsibility therefor except to pay such portion of the cost thereof as is included in the Common Area Charge. Notwithstanding anything contained herein to the contrary, but subject to the provisions of Paragraph 9.2 hereof, Tenant shall pay for the cost of repairing or replacing, subject to Landlord's reasonable direction and supervision, any damage to the Premises, the Retail Parcel, the Building and the Property caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage (or thirty (30) days, if such repairs or replacements cannot be completed with in 15 days despite reasonable diligence), then Landlord may make the same at Tenant's cost, following five (5) days notice. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 6.2 shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor.

6.3    Performance of Work.

(a) Landlord's Obligations. All work described in this Article 6, except such as is specifically required or permitted to be performed by Tenant, shall be performed only by Landlord. Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business operations and shall diligently seek to complete such work.

(b) Tenant's Obligations. All work to be performed by Tenant pursuant to this Article 6, shall be performed only by contractors and subcontractors approved in writing by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed). Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, its mortgagee and owners of the Facade Parcel and Tower Parcel and such other parties as reasonably directed by Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof.

6.4 Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises, the Retail Parcel, the Building or the Property for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within thirty (30) days after Landlord has delivered notice of the filing thereof
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to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within thirty (30) days after Landlord has invoiced Tenant therefor.

6.5 Union Labor. Tenant covenants and agrees that all contractors and subcontractors at any tier performing any construction, repair, refurbishment or restoration, including, without limitation, tenant improvements, build-out, alterations, additions, improvements, renovations, repairs, remodeling, painting and installations of fixtures, mechanical, electrical, plumbing, data, security, telecommunication, low voltage or elevator equipment or systems or other equipment, or with respect to any other construction work in, on, or to the Property shall: (i) be bound by and signatory to a collective bargaining agreement with a labor organization (a) whose jurisdiction covers the type of to be performed on the Property, and (b) who is affiliated with the Building and Construction Trades Department on of the AFL-CIO; and (ii) each such contractor or subcontractor shall observe area standards for wages and other terms and conditions of employment, including fringe benefits.

6.6 Untenantability Caused By Landlord; Abatement of Rent. In the event that, for a period of three (3) consecutive business days, solely and directly due to the negligence or willful misconduct of Landlord, its agents, employees or contractors, the Premises are untenantable and not used by Tenant or access to the Premises is blocked then Rent shall thereafter abate until such obstruction is removed or the Premises are no longer untenantable or Tenant uses the Premises. To the extent that less than all of the Premises are so made untenantable and not used by Tenant or access to a portion of the Premises are so denied, then the abatement of Rent shall be pro rata in accordance with the number of square feet which are untenantable and not used by Tenant or to which access is denied.

ARTICLE 7

USE AND OPERATIONS

7.1 Permitted Use. Tenant shall use and occupy the Premises only for the purpose of the operation of a first class banking facility and related offices for commercial banking business and related financial services, subject to the existing lease restrictions set forth in Exhibit E and those restrictions set forth in the Declaration of Covenants, and for no other purpose (the "Permitted Use"). Tenant shall at all times operate the Premises with the standards of quality, service and cleanliness of a first-class financial institution. Tenant shall not use or permit upon the Premises anything that will invalidate any policies of insurance now or hereafter carried on the Retail Parcel, the Facade Parcel, the Tower Parcel, the Building or the Property. Tenant shall pay all extra insurance premiums which may be caused by the use which Tenant shall make of the Premises. Tenant shall not in any manner deface or injure the Retail Parcel, the Facade Parcel, the Tower Parcel, the Building or any part thereof or overload the floors of the Premises; provided, however, that the Tenant shall have such signage rights as specifically approved and permitted elsewhere herein. Tenant shall not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other tenant or
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occupant of the Retail Parcel, the Tower Parcel, the Building or the occupants of neighboring property or tending to injure the reputation of the Retail Parcel or the Building. Tenant shall promptly comply with all Laws, including, but not limited to, all governmental, health and police requirements and regulations affecting Tenant's actions or its specific use of the Premises and the cleanliness, safety, occupancy and use of same, as well as the covenants and terms of the Declaration of Covenants. Tenant shall not use the Premises for lodging or sleeping purposes or for any immoral or illegal purposes.

7.2 Continuous Operations. Tenant agrees to operate one hundred percent (100%) of the Premises during the entire Term of this Lease at least during Tenant's banking hours (which shall be substantially the same hours as other locations of Tenant are in operation and are, currently, 8:30 a.m. - 4:30 p.m. Monday through Friday, excluding nationally and locally recognized banking holidays), and to conduct its business at all times in a first-class, reputable manner, maintaining at all times staff sufficient to operate the Premises in such manner. Tenant shall not use the areas adjacent to the Premises for business purposes, except as herein expressly permitted. Tenant agrees that all receiving and delivery of goods and equipment and all removal of supplies, equipment, trash and garbage shall be made only by way of the areas provided therefor by Landlord and in accordance with reasonable procedures and at the hours reasonably specified, from time to time, by Landlord.

Notwithstanding the foregoing, in the event that at any time during the Term, Tenant ceases to operate in the Premises for a period in excess of 60 days (the "Closure Period"), such shall be an Event of Default and, in addition to its other remedies, and not in lieu thereof, Landlord shall have the right at any time after the expiration of the Closure Period to terminate this Lease upon thirty (30) days written notice to Tenant. In the event Landlord exercises its right to terminate this Lease pursuant to this Section, then this Lease shall terminate on the 30th day after Landlord delivers notice to Tenant and Tenant shall deliver possession of the Premises to Landlord in the condition as prescribed in Section 17 hereof (such date being the "Recapture Date"); provided, however, that the Closure Period shall not include any reasonable period of time that Tenant is not operating in the Premises because (i) it is effecting an approved remodeling or improvement thereof, or (ii) it is effecting an approved sublease, assignment, or Corporate Transfer not requiring Landlord's consent, or (iii) for periods when the Premises are not tenantable and not used by Tenant by reason of Force Majeure, fire or other casualty, or condemnation. Upon the Recapture Date neither party shall have any further obligations or liabilities with regard to this Lease, however, both parties shall remain responsible and liable to each other for all of their respective obligations hereunder which accrue up to or survive the termination of this Lease.

7.3 Exclusive Use. Provided that (i) Tenant is not then in material or monetary default under this Lease (after the expiration of any applicable notice and cure periods), (ii) Tenant has not assigned, sublet or hypothecated its interest in the Lease, and (iii) Tenant is continuously operating on the Premises for its Permitted Use (except as otherwise expressly provided for in this Lease), Landlord shall not lease any space in the Retail Parcel to any banking institution, banking facility, trust company, mortgage banking function, or investment advisor. The forgoing exclusive shall not apply to brokerage or insurance firms. Notwithstanding the foregoing, the Landlord may effect the following: (a) leases of single, individual offices to non-related users in a shared office environment even if such individuals provide financial and/or
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investment advisory services; and (b) offices not to exceed 500 square feet located above the second floor of the Building for any use except a banking facility.

7.4    Intentionally Omitted.

7.5    Restriction on Certain Activities,. Intentionally omitted.
7.6    Damages. Intentionally omitted.

7.7 Security. No owner of any portion of the Building (including, but not limited to, Landlord) has any obligation or responsibility whatsoever to provide or oversee security or security services for the Premises; but any such owner may, in its sole discretion, provide security or retain a security service for other portions of the Building. Tenant (for itself, its employees and agents and any person claiming through Tenant) hereby releases Landlord and Landlord's employees, agents and managers from, and waives any and all claims for loss of or damage to person or property sustained by Tenant (or any employees or agents, or any person claiming through Tenant) relating to, resulting from or in any way deriving from the effectiveness, sufficiency, insufficiency or absence of security or security services for or with respect to the Premises or the Building.

ARTICLE 8

ASSIGNMENT AND SUBLETTING

8.1    Transfers.

8.1.1 Consent. Except and as otherwise expressly provided in Section 8.1.2 below, Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, directly or indirectly, effect or do any of the following (any of the events listed in this Section 8.1 (a) through 8.1(d) being a "Transfer"):

(a)    assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law;

(b)

sublet any portion of the Premises;

(c)    grant any license, concession, or other right of occupancy of any portion of the Premises; or
(d)    permit the use of the Premises by any parties other than Tenant.

8.1.2 Certain Transfers without Consent. Notwithstanding anything to the contrary contained in this Lease, Landlord's consent shall not be required for, but Landlord shall be given notice within thirty (30) days following such transfer, the merger, acquisition of, consolidation or reorganization of or sale of substantially all the assets or equity of Tenant; provided, however, as follows: (a) unless the surviving entity of the merger, acquisition, consolidation or reorganization, or the purchaser of substantially all of the assets or equity of Tenant becomes the Tenant under this Lease and accepts, in writing, all of the obligations and
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responsibilities of Tenant, the Landlord's consent shall be required; and (b) a Transfer in the nature of the foregoing is required by government or regulatory action, rule, regulation, order or the like, shall require the consent of Landlord pursuant to Section 8.1.3 hereof. In addition, Tenant shall have the right to assign this Lease or sublet all or a portion of the Premises without Landlord's consent to a parent, subsidiary or affiliate of Tenant, in which event, Tenant shall remain liable under this Lease; provided that Tenant shall deliver to Landlord at the time of said assignment or sublet the following information with respect to the assignee or sublessee: name and address; and contact person with phone number. A transfer permitted pursuant to this paragraph of Section 8.1.2 or consented to as required hereby shall be a "Corporate Transfer."

Further, notwithstanding the foregoing, it shall be deemed to be, and shall be, an unpermitted assignment, sublet or transfer of this Lease if such transfer does not satisfy the standards articulated in Section 8.1.3(i). Further, the provisions of Section 8.3.1 shall apply to any such permitted transfer of assignment.

8.1.3 Procedure to Obtain Consent. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; general references sufficient to enable Landlord to determine, in its sole discretion, the proposed transferee's creditworthiness and character; and such other information as Landlord may reasonably require. In determining whether to give or withhold its consent to any assignment or subletting of the Premises requiring Landlord's consent, Landlord may base such determination upon, among other things, its reasonable conclusions as to whether or not the proposed assignee or subtenant (i) is creditworthy, (ii) has a good reputation in the business community, (iii) does not engage in business similar to those of other tenants in the Building, and (iv) is not another tenant of the Building. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $2,000.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer. Notwithstanding anything in this Section 8.1.3, nothing herein shall be construed as granting to any third party the rights of a third-party beneficiary, so as to entitle such third party to seek or enforce the provisions of (i) through (iv) above if Landlord exercises its right to waive any of those criteria. For purposes of this Article 8, a proposed assignee or subtenant shall be deemed to be "creditworthy," if it has a net worth of at least Twenty Five Million Dollars ($25,000,000). If Landlord fails to dispatch a written response to a request for such a consent within ten (10) business days after receipt of such request from Tenant, then the request shall be deemed approved and Landlord's consent to have been given.

8.1.4 Prerequisites to and Effects and Requirements of Consent. The Tenant, as assignor or transferor, shall remain liable for the performance of all obligations under this Lease notwithstanding any Transfer, except for a Corporate Transfer. Notwithstanding anything contained in this Lease to the contrary, Landlord's consent to a proposed Transfer, except for a Corporate Transfer, may be withheld if, in the exercise of Landlord's reasonable judgment, (i) the proposed purchaser, assignee, sublessee or transferee will not be engaging in
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the Permitted Use at the Premises, or any other use acceptable to Landlord in its reasonable judgment appropriate for a North Michigan location and not directly competing with any existing tenants, (ii) as of the date of such transfer, the proposed purchaser, assignee, sublessee or transferee is not creditworthy, or (iii) at the time the Transfer is requested or at the time said Transfer is to be effective, the current Tenant shall be in material or monetary default of any of its obligations under the Lease which are not cured within the applicable notice and cure period, if any.

8.2 Recapture. Except with respect to a Corporate Transfer, Landlord may, within twenty (20) days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, provide Tenant with written notice of its election to cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. Tenant may rescind its transfer request within ten (10) business days after receipt of Landlord's notice and this Lease shall continue in full force and effect. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and Tenant shall be released from a continuing obligations accruing thereafter except calculations or recalculations of Taxes and Operating Expenses. If during the first seven (7) years of the initial Term Tenant proposes a financial institution which will use the Premises solely in accord with the Permitted Use and Landlord recaptures the Premises, then the Landlord shall reimburse Tenant for the unamortized (using straight line amortization over a period of ten (10) years, or such shorter time as is the useful life of any particular item or element, starting at the Commencement Date) cost of improvements to the Premises paid by Tenant which are for the specific use by such a financial institution and which cannot be removed from the Premises; within thirty (30) days after the Commencement Date, Tenant shall provide Landlord with a statement and all documentation establishing the cost of Tenant's Work to the Premises paid for by Tenant. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding anything to the contrary contained herein, Landlord may not exercise the recapture rights provided for in this Section 8.2 if the proposed subletting is for less than twenty five percent (25%) of the Premises and terminates not less than three (3) years prior to the end of the remaining term (without giving effect to any renewal or extension right).
8.3    Obligations With Respect to Transfer.

8.3.1 Assumption; No Release. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder accruing after the effective date of the Transfer; however, the transferee in connection with a merger, reorganization or consolidation of Tenant, any combination required by a court, or governmental or regulatory authority, or sale of substantially all of the assets of Tenant to an affiliate of Tenant must expressly agree to assume the past, current and future obligations of Tenant hereunder. Any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. Landlord's consent to a Transfer shall not release the transferor Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent
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to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect rent due and owing directly from such transferee and apply and credit such rent against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

8.3.2 Additional Compensation. Except for a permitted transfer pursuant to Section 8.1.2., Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (a) all compensation (including, but not limited to rent, percentage rent, real estate tax charges, insurance charges, common area maintenance charges, license fees, commissions or other fees and charges) received by Tenant from or for a Transfer, less the out-of-pocket costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage, reasonable attorneys' fees, rent abatements, commissions, allowances, tenant finish work, and other lease concessions) over (b) the Rent allocable to the portion of the Premises covered thereby.

ARTICLE 9 INSURANCE

9.1    Insurance.

9.1.1 Tenant. Tenant shall maintain throughout the Term the following insurance policies:

(a) commercial general liability insurance in amounts of not less than a combined single limit of $5,000,000 or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates, and the owners of the Facade Parcel and the Tower Parcel of the Building and the mortgagees of the Retail Parcel, the Facade Parcel and the Tower Parcel as additional insureds against all insurable liability causing injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises,

(b)    insurance covering the full replacement value of Tenant's property and improvements, and other property (including property of others) in the Premises,

(c)    contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder,

(d) worker's compensation insurance, as required by law, with Employer's Liability Insurance in a limit of no less than $500,000 for each accident, per employee for disease and policy aggregate for disease,
(e)    business interruption insurance, and
(f)    plate glass insurance covering the plate glass in and on the Premises.

Provided that Tenant's net worth is greater than $25,000,000, Tenant may self insure with respect to subsections (e) and (f) hereof.
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Tenant's insurance shall provide primary coverage to Landlord when any policy issued to or covering Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy and noncontributory. Insurance coverage to be provided by Tenant may be in the form of blanket or umbrella coverage. Tenant shall furnish to Landlord copies of certificates of such insurance and such other evidence reasonably satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days for cancellation because of nonpayment of premium and thirty (30) days before cancellation, other termination or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. The term "affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question.

9.1.2 Landlord. Landlord shall maintainn throughout the Term the following insurance policies; which insurance may be part of umbrella policies or included in insurance packages that cover other portions of the Building:

(a) Commercial General Liability insurance in amounts of not less than a combined single limit of $5,000,000 against liability for injury to or death of a person or persons occurring only in the Common Area, and
(b)    Insurance covering the full replacement cost of the Retail Parcel.
9.2    Waiver of Negligence; No Subrogation.

(a) Landlord and Tenant each waives any claim, recovery, action or cause of action it might have against the other (and Tenant hereby waives and releases any claim it might have against the owners of the Tower Parcel of the Building) for damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is required to be insured against pursuant to this Article 9 or elsewhere in this Lease or is actually insured against under any insurance policy that covers the Building, the Retail Parcel, the Property, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, regardless of whether the negligence of the other party (or any agent, employee, contractor, customer or invitee of such other party) caused such Loss. Landlord's and Tenant's waivers hereunder shall not, however, include any deductible amounts on insurance policies carried by the other or to any coinsurance penalty which either may sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

(b) In addition to and without limiting or being limited by any other releases or waivers of claims in this lease, but rather in confirmation and furtherance thereof, to the extent not prohibited by law, Landlord, Landlord's beneficiaries, the managing agent of the Property, the owners of the Facade Parcel and the Tower Parcel and their respective agents, members, managers, officers, directors, partners and employees shall not be liable, and Tenant hereby waives and releases them from any liability, for any injury to or death of any person or injury or damage to or theft, robbery, pilferage, loss or loss of the use of any property, sustained by Tenant or by other persons due to the Property or any part thereof or any appurtenances thereof
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becoming out of repair, or due to the happening of any accident or event in or about any part of the Property or the Premises, or due to any act or neglect of any tenant or occupant of the Property or of any other person; and the foregoing provision shall apply particularly, but not exclusively, to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind; provided however, that Tenant does not waive or release Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective agents, partners, contractors and employees from liability for their respective negligence or willful misconduct which causes any injury to or death of any person.

(c) In addition to and without limiting or being limited by any other releases or waivers of claims in this lease, but rather in confirmation and furtherance thereof, to the extent not prohibited by law, and notwithstanding the provisions of this lease granting Landlord and certain others keys and/or access to the Premises, and also notwithstanding that Landlord may or does establish security controls or regulations from time to time, Tenant further agrees that all personal property, monetary deposits or other deposits of value, in or upon the Premises, or in or upon loading docks, receiving and holding areas, freight elevators or other areas of the Property, shall be at the risk of Tenant only, and that Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective agents, partners and employees shall not be liable, and Tenant hereby waives and releases them from any liability, for any injury or damage thereto or theft, robbery, pilferage, loss or loss of the use thereof; provided however, that Tenant does not waive or release Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective agents, partners, contractors and employees from liability for their respective negligence or willful misconduct which causes any injury to or death of any person.

9.3 Indemnity by Tenant. Subject to Section 9.2, and to the extent a Loss is not covered by insurance, Tenant shall defend, indemnify, and hold harmless Landlord, and the owners of the Facade Parcel and the Tower Parcel of the Building and their representatives and agents, members, managers, officers, directors, partners and employees from and against all claims, demands, liabilities, causes of action, liability, fine, penalty, suits, judgments, and expenses (including attorneys' fees) for any loss arising from any occurrence on the Premises, the Retail Parcel, the Facade Parcel, the Tower Parcel, the Building and the Property caused or contributed to by Tenant and/or from Tenant's failure to perform its obligations under this Lease, other than to the extent caused or alleged to be caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors. This indemnity provision shall survive the termination or expiration of this Lease.

9.4 Indemnity by Landlord. Subject to Section 9.2, and to the extent a loss is not covered by insurance, Landlord will indemnify, defend and hold harmless Tenant, and its representatives and agents, members, managers, officers, directors, partners and employees from and against all claims, demands, liabilities, causes of action, liability, fine, penalty, suits, judgment and expenses (including attorney's fees) for any loss arising from an occurrence on the Premises or in the Building or on the Property caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors. This indemnity provision shall survive the termination or expiration of this Lease.
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ARTICLE 10
SUBORDINATION AND ATTORNMENT

10.1 Subordination. Subject to the terms of this Section 10.1, this Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee") and the Declaration of Covenants. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing. Notwithstanding the foregoing, Landlord shall deliver to Tenant a Non-Disturbance Agreement from Landlord's Mortgagee existing as of the date hereof in the form attached hereto and made a part hereof as Exhibit "I"; further, Landlord shall use commercially reasonable efforts to procure from any future Landlord's Mortgagee a non-disturbance agreement in commercially reasonable form as acceptable to Landlord's Mortgagee, and Tenant shall not be obligated to subordinate this Lease to any such Landlord's Mortgagee unless it receives such a Non-Disturbance Agreement.

10.2 Attornment. Subject to Tenant's receipt of a Non-Disturbance Agreement in commercially reasonable form acceptable to Landlord's Mortgagee, Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

10.3 Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

ARTICLE 11

RULES AND REGULATIONS

Tenant shall comply with the rules and regulations of the Retail Parcel which are attached hereto as Exhibit "B". Landlord may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Retail Parcel and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises and shall not diminish Tenant's rights or increase Tenant's obligations under this Lease. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.
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ARTICLE 12
CONDEMNATION

12.1 Total Taking. If the entire Building, Retail Parcel, Premises, or any New Parcels are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

12.2 Partial Taking - Tenant's Rights. If any part of the Premises, the Retail Parcel or Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than ninety (90) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

12.3 Partial Taking - Landlord's Rights; If more than 25%, but less than all, of the Premises, the Retail Parcel or the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 12.2, and Landlord shall pay to Tenant the following: (a) the unamortized (using straight line amortization over a period of ten (10) years, or such shorter time as is the useful life of any particular item or element, starting at the Commencement Date) cost of improvements to the Premises made and paid for by Tenant which cannot be removed, all reduced by any amount received by Tenant from insurance, condemnation award or the like. Any such costs that Tenant shall seek to recover (including, but not limited to those referred to in this Section and in Section 8.2) shall be specified in detail and shall be substantiated to Landlord's reasonable requirements.

12.4 Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for (a) the land on which the Retail Parcel or other parcel is situated, (b) the Retail Parcel, (c) any New Parcel, and (d) other improvements taken, provided, however, Tenant may separately pursue a claim against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease (but because of the condemnation is unable to move such property), moving costs, loss of business, and other claims it may have.

ARTICLE 13
FIRE OR OTHER CASUALTY

13.1 Repair Estimate. If the Premises, the Retail Parcel or the Building are damaged by fire or other casualty (a "Casualty") such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty, Landlord shall, within sixty (60) days after such Casualty, deliver to
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Tenant Landlord's or Landlord's architect's good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

13.2 Landlord's and Tenant's Rights. If a material portion of the Premises, the Retail Parcel, any New Parcels, or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty, and Landlord estimates that the damage caused thereby cannot be repaired within two hundred seventy (270) days after the Casualty, then either Tenant or Landlord may terminate this Lease by delivering written notice to the other of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 13.3) Landlord shall repair (or cause the repair of) to a similar condition existing immediately prior to the date of such damage to the Retail Parcel, the Premises or any New Parcels and exercise its best efforts to cause the repair of the other portions of the Building (to the extent permitted), as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable and not used by Tenant or inaccessible by the damage shall be abated on a prorata basis, in proportion to the amount of untenantable and not used by Tenant or inaccessible space, from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent, without abatement, to the extent Landlord does not receive rent loss insurance proceeds with respect thereto.

Tenant shall have right to terminate if Landlord estimates it will take less than 270 days but Landlord's repairs take longer than 270 days; provided, however, that Tenant's termination right pursuant to this sentence shall terminate if not exercised by written notice to Landlord within thirty (30) days after the 300th day. Any such termination notice shall be void if Landlord completes the repairs within thirty (30) days after receipt thereof, unless Tenant has signed a long-term lease for other premises and has, after such 270th day, given Landlord at least fifteen (15) days written notice of its intent to execute such a lease in which case the termination notice will be effective upon Tenant's execution of such a long-term lease if the repairs are not complete before signing of such lease, but no sooner than the expiration of such fifteen (15) day period.

13.3 Landlord's Rights. If a Casualty damages a material portion of the Building, the Retail Parcel or any New Parcels and Landlord makes a good faith and commercially reasonable determination that restoring such damage would be uneconomical, or if the insurance proceeds paid to, and retained by, Landlord do not cover 95% of the cost to effect such repairs to substantially the same condition that existed immediately prior to such damage, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rental and Additional Rent shall be abated as of the date of the Casualty.

If a material Casualty (being a Casualty that renders the Premises untenantable for thirty (30) days) occurs during the last year of the Term, Tenant or Landlord can terminate this Lease, upon thirty (30) days written notice to the other after the Damage Notice has been delivered to Tenant.
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13.4 Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty (but at all times subject to the Declaration of Covenants), begin to repair (or cause the repair of) the Retail Parcel, any New Parcels, and the Premises and shall proceed with reasonable diligence to restore same to substantially the same condition as they existed immediately before such Casualty. However, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building, Retail Parcel or the Premises and required to be insured by Tenant or other tenants, and Landlord's obligation to repair or restore the Retail Parcel, Premises or any New Parcels shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. In the event that neither party elects to terminate the Lease and Landlord proceeds to repair the Retail Parcel, Premises and any New Parcels, then Tenant shall be obligated to apply to the replacement or restoration of the furniture, equipment, fixtures and other improvements in the Premises (if replacement or restoration is necessary because of the Casualty) any proceeds of insurance that it may have received from its policy(ies) on account of the Casualty.

ARTICLE 14

TAXES

Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder. Landlord shall not, however, pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of lien or other cloud on title to the Retail Parcel or Building, or threat of loss or seizure of the Retail Parcel or the Building or any interest of Landlord therein.

ARTICLE 15

EVENTS OF DEFAULT

15.1 Events of Default. Each of the following occurrences shall be an "Event of Default":

(a) Tenant's failure to pay any installment of Monthly Basic Rental or any other amount payable as Rent hereunder within five (5) days after written notice from Landlord to Tenant that same is past due hereunder;

(b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof, unless such
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default cannot reasonably be cured within said thirty (30) day period and Tenant commences the cure within said thirty (30) days, diligently pursues completion of same and completes same within a reasonable time in the circumstances;

(c) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 15.1(c) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure). If, however, such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof; and

(d) The levy upon execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released or discharged within sixty (60) days from the date of such filing.

15.2 Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, including the right to seek specific performance of Tenant's obligations under this Lease, take any of the following actions:

(a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 15.3.1 and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Midwest Edition, in its listing of "Money Rates" plus one percent minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

(b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 15.3.1 and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all reasonable costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, to the extent not prohibited by law, Landlord shall not be obligated to relet the Premises before leasing other portions of the Retail Parcel. Landlord shall not be liable for, and Tenant's obligations hereunder shall not be diminished because of Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term. Rather, Landlord may, from time to time, bring an action against Tenant to
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collect amounts due by Tenant as the same become due, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 15.2(b). If Landlord elects to proceed under this Section 15.2(b), it may at any time elect to ,terminate this Lease under Section 15.2(a); or
15.3. Payment by Tenant; Non-Waiver.

15.3.1 Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (a) obtaining possession of the Premises, (b) removing and restoring Tenant's or any other occupant's property, (c) repairing, restoring, altering or otherwise putting the Premises into condition reasonably acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), and (e) performing Tenant's obligations which Tenant failed to perform.. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state where the Building is located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

15.3.2 No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

15.4 Default by Landlord. If Landlord does not fulfill any obligation required to be performed by Landlord hereunder within thirty (30) days following written notice from Tenant (unless such failure cannot reasonably be cured within said thirty (30) day period and Landlord commences the cure within said thirty (30) day period, diligently pursues completion of same and completes same within a reasonable time in the circumstances), Landlord shall be deemed in default. Under no circumstance, may Tenant offset against Rent the amount of damage or liability of Landlord to Tenant, or any amount which Tenant has expended with respect to the Premises, the Building or this Lease unless and until Tenant shall have obtained a final, non-appealable order of a court of competent jurisdiction making a monetary award from Landlord to Tenant, which award is not satisfied within thirty (30) days after the entry of such final non-appealable order.
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ARTICLE 16
LANDLORD'S LIEN

Landlord agrees that Tenant may pledge, hypothecate, mortgage or grant a security interest in any or all of its goods, fixtures and other personal property situated on the Premises, and Landlord hereby waives any statutory or other lien it may have in such property to the extent that such pledge, hypothecation, mortgage or grant of security of interest is done voluntarily and is perfected.

ARTICLE 17
SURRENDER OF PREMISES

No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Articles 12 and 13 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Article 17 shall survive the end of the Term.

Landlord acknowledges that Tenant may be required by applicable Laws to give its customers a minimum of ninety (90) days notice (a "Customer Closing Notice") before closing its business operation at the Premises. If Tenant is required to provide a Customer Closing Notice, then, notwithstanding anything contained herein to the contrary, except to the extent otherwise required by any Laws, Landlord and Tenant agree that any termination of this Lease or any dispossession of Tenant from the Premises by Landlord prior to the expiration of this Lease shall be effective on the date that is later to occur of the following: (i) the effective date of such termination or dispossession as set forth in a written notice from Landlord (a "Termination Notice"); and (ii) the earlier to occur of (a) the date that is one hundred (100) days after the date Tenant receives such a Termination Notice from Landlord, and (b) the last day of the then effective Term (which for purposes of this Article 17 shall include any Renewal Term only if Tenant has effectively exercised its Renewal Option and the Renewal Term has commenced); provided, however, that unless, within five (5) business days after receipt of a Termination Notice, Tenant deposits with Landlord Rent equal to the amount of Rent which would be due between the effective date set forth in such Termination Notice and the date which is one hundred (100) days after the date of the Termination Notice, such failure shall be deemed to be an Event of Default and Tenant shall be deemed to be holding over and shall be subject to rights and remedies of Landlord including, but not limited to, those set forth in Article 18 hereof.
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ARTICLE 18
HOLDING OVER

If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily sum equal to 150% of the daily Basic Rental payable during the last month of the Term. Tenant shall be subject to consequential damages if Landlord provides written notice to Tenant of the nature of such consequential damages and of the date which Landlord requires possession of the Premises in order to avoid accrual of such damages (if such date can reasonably be determined by Landlord), and Tenant fails to vacate the Premises prior to such date.

ARTICLE 19
CERTAIN RIGHTS RESERVED BY LANDLORD

Landlord shall have the following rights:

(a) Subject to the terms and provisions of Section 6.6, to decorate (other than in the Premises) and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises following reasonable verbal notice to Tenant (except in cases of emergencies where no prior notice shall be required); Tenant shall be entitled to have a representative accompany Landlord on any such inspections and to observe all such work. During the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building and/or the Retail Parcel; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building. In the exercise of such rights, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's business operations.

(b) To take such reasonable measures as Landlord deems advisable for the security of the Retail Parcel and the Building and their occupants; evacuating the Retail Parcel and Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Retail Parcel and/or the Building; and closing the Retail Parcel and/or Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Retail Parcel, or Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

(c) To enter the Premises following reasonable verbal notice to a representative of Tenant and during business hours to show the Premises (i) to prospective purchasers and lenders, and (ii) during the last nine (9) months of the Term, to any prospective tenants. Tenant shall be entitled to have a representative accompany Landlord and any such third parties, but shall not be entitled to require Landlord to change the time or date of same.
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ARTICLE 20

ARTICLE 20,
CERTAIN RIGHTS RESERVED FOR SECOND FLOOR WINDOW USE/RELEASE

Tenant acknowledges and agrees that the three (3) northerly most windows on the second floor of the Building along Michigan Avenue adjacent to the Premises and the three (3) westerly most windows on the second floor of the Building adjacent to the Premises along Walton Street (collectively the "Reserved Second Floor Windows") have been reserved for use by another tenant of the Building (the "Retail User"). Tenant agrees that it shall have no right to use the Reserved Second Floor Windows and shall permit Landlord and the Retail User to access the Reserved Second Floor Windows through the Premises in order to maintain and repair said Reserved Second Floor Windows, subject to the one-time payment referred to in the next paragraph of this Article 20 (if, as and when required) and in accordance with the following restrictions: (a) such access shall be effected, except in emergencies, only upon at least forty eight (48) hours verbal notice to Landlord and Tenant; (b) such access shall occur only after hours if at all possible, and only at a time and in a manner which does not unreasonably interfere with the conduct of the business of Tenant; (c) Retail User shall repair and restore any damage caused by the Retail User to the space behind or adjacent to said Reserved Second Floor Windows including any material separating said Reserved Second Floor Windows from such space; (d) Retail User shall be afforded access upon lesser, but reasonable, verbal notice to effect minor repairs which can be accomplished quickly and which are necessary to maintain the consistency and quality of the appearance of the said Reserved Second Floor Windows (e.g., replacement of light bulbs), but such access shall only occur at a time and in a manner which does not unreasonably interfere with the conduct of Tenant's business; and (e) Retail User shall, at all times, maintain and repair the Reserved Second Floor Windows in a good, clean, undamaged and tasteful manner. At any time the Retail User is in the Premises, Tenant may have a representative of Tenant present.

In the event that Retail User upon exercising its right to enter the Premises for the purposes of maintaining or altering the Reserved Second Floor Window, (i) materially interferes with the business operations of Tenant, or (ii) demolishes or damages or otherwise performs any work to any portion of one of the walls, the floor or the ceiling of the Premises, then Tenant shall be entitled to a one (1) time payment of $84,700. Retail User's access to Premises shall not be conditioned or restricted by Tenant and after Landlord's delivery of the foregoing payment, Landlord shall not be liable for any additional payments, costs or liability associated with all subsequent access to the Premises and the Reserved Second Floor Windows by Retail User. For and in consideration of Landlord delivering the one time payment of $84,700, Tenant, shall fully release and discharge Landlord and all of its successors, affiliates, subsidiaries, parents, assigns, agents, representatives, partners, officers, managers, members, employees, mortgagee and insurers, of and from any and all claims, causes of action, rights, remedies, liabilities, loss of business and damages which in any way relates, directly or indirectly, to the Retail User's entry upon the Premises for the purposes of maintain or altering the Reserved Second Floor Window.
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ARTICLE 21
HAZARDOUS MATERIALS

Neither the Tenant nor its agents, employees, contractors or invitees shall, without the prior written consent of the Landlord, cause or permit any Hazardous Material (as hereinafter defined) to be brought or remain upon, kept, generated, used, released, discharged, disposed of, leaked, or emitted in, on, under, about, to or from or treated at the Premises, the Retail Parcel, the Building or the Property. As used in this Lease, "Hazardous Material(s)" shall mean any hazardous, etiological, toxic, dangerous or radioactive substance, material, matter or waste which is or becomes during the Term of this Lease regulated by any applicable federal, state or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement, and shall include but not be limited to asbestos, or any substance containing asbestos, petroleum products or any substance containing hydrocarbons, polychlorinated biphenyls, lead, radon, pesticides, any substance which, when on the Premises, is prohibited by any Environmental Laws or any other substance, material or waste which by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment or disposal and the terms "Hazardous Substance" and "Hazardous Waste" as defined in any Environmental Laws. As used in this Lease, "Environmental Laws" shall mean any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. § 9601 et seq. ("CERCLA"), and the Resource Conversation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq. ("RCRA"). However, "Hazardous Materials" shall not include substances which are necessary to be used or sold in the ordinary course of a business similar to the Tenant's business as permitted pursuant to this Lease, provided, however, that such substances are used, handled, transported, stored, discharged or emitted in de minimus quantities and in compliance with all applicable federal, state or local laws, rules, regulations, codes, ordinances or any other governmental restrictions or requirements. If such substances are not so handled, transported or stored then they shall be deemed "Hazardous Materials" for purposes of this Lease. Notwithstanding such consent, the Landlord may revoke its consent upon: (1) the Tenant's failure to remain in full compliance with applicable environmental permits and any other requirements under any federal, state, or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement related to environmental safety, human health, or employee safety; (2) the Tenant's business operations pose a human health risk (as determined by the federal, state or local governmental agency with the responsibility or jurisdiction to make that determination) to other tenants; or (3) the Tenant expands its use, storage, or treatment of any Hazardous Materials in a manner inconsistent with the safe operation of the Retail Parcel, the Property or the Premises. Should the Landlord consent in writing to the Tenant bringing, using, storing or treating any Hazardous Material(s) in or upon the Premises, the Retail Parcel, the Building or the Property, the Tenant shall strictly obey and adhere to any and all applicable federal, state or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements which in any way regulate, govern or impact the Tenant's possession, use, storage, treatment or disposal of said Hazardous Material(s). In addition, the Tenant covenants, represents and warrants to the Landlord, its agents, employees, affiliates and shareholders that it shall (aa) comply at all times with all Environmental Laws in
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effect, or which may come into effect which are or become applicable to the Tenant or Tenant's use and occupancy of the Premises; (bb) apply for and remain in compliance with any and all applicable federal, state or local permits in regard to Hazardous Materials; (cc) report to any and all applicable governmental authorities any release of reportable quantities of any Hazardous Material(s) as required by any and all federal, state or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements; (dd) immediately notify Landlord, in writing, of any existing, pending or threatened (1) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (II) third party claims; (III) regulatory actions; and/or (IV) contamination of the Premises; (ee) within ten (10) days of receipt, send to the Landlord a copy of any notice, order, inspection report, or other document issued by any governmental authority relevant to the Tenant's compliance status with environmental or health and safety laws; (ff) at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Materials or other environmental condition on, about, or under the Premises caused or permitted by Tenant or any agent, employee, contractor or invitee of Tenant; (gg) remove from the Premises, the Retail Parcel, the Building all Hazardous Materials which the Tenant brought or permitted to be brought upon the Premises, the Retail Parcel, or the Building at the termination or earlier expiration of this Lease; and (hh) keep the Premises free of any lien imposed pursuant to any Environmental Laws.

In addition to, and in no way limiting, the Tenant's duties and obligations as otherwise set forth in this Lease, should the Tenant breach any of its duties and obligations as set forth in this Section of this Lease, including violation of any Environmental Laws or if the presence of any Hazardous Materials on, under or about the Premises caused by Tenant or its agents, employees or contractors (excluding those Hazardous Materials that were present in the Premises prior to the Tenant's occupancy and those Hazardous Materials brought or emanating upon the Premises by the Landlord or any other tenant of the Building or occupant of the Building not so occupying pursuant to right or permission of Tenant) results in contamination of the Premises, the Retail Parcel, the Building or the Property, any land other than the Property, the atmosphere, or any water or waterway (including groundwater), or if contamination of the Premises, the Retail Parcel, the Building or the Property by any Hazardous Materials otherwise occurs for which the Tenant is otherwise legally liable to the Landlord for damages resulting therefrom, arising directly or indirectly, the Tenant shall indemnify, hold harmless, and at the Landlord's option, defend the Landlord, and its contractors, agents, employees, partners, officers, directors, and mortgagees, if any, from any and all claims, demands, damages, expenses, fees, costs, fines, penalties, suits, proceedings, actions, causes of action, judgments, liabilities, interest and losses of any and every kind and nature (including, without limitation, diminution in value of the Premises, the Retail Parcel, the Building and the Property, damages for the loss or restriction on use of the rentable or usable space or of any amenity of the Premises, the Retail Parcel, and the Building, damages arising from any adverse impact on marketing space at the Retail Parcel or the Building, and sums paid in settlement of claims and for attorneys' fees, consultant fees and expert fees, which may arise during or after the Term of this Lease or any extension thereof as a result of such contamination). This includes, without limitation, costs and expenses incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of Hazardous Material(s) on or about the Premises, the Retail Parcel, or the Building (excluding those Hazardous Materials that were present in the Premises prior to the Tenant's occupancy and those Hazardous Materials brought or emanating
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upon the Premises by the Landlord or any other tenant of the Building or occupant of the Building not so occupying pursuant to right or permission of Tenant), or because of the presence of Hazardous Materials anywhere else which came or otherwise emanated from the Tenant or the Premises (excluding those Hazardous Materials that were present in the Premises prior to the Tenant's occupancy and those Hazardous Materials brought or emanating upon the Premises by the Landlord or any other tenant of the Building or occupant of the Building not so occupying pursuant to right or permission of Tenant after the Tenant's occupancy). Without limiting the foregoing, if the presence of any Hazardous Materials on, under or about the Premises, the Retail Parcel, or the Building caused or permitted by the Tenant results in any contamination of the Premises, Retail Parcel, or the Building, the Tenant shall, at its sole expense, promptly take all actions and incur any expenses as are necessary to return the Premises or the Property to the condition existing prior to the introduction of any such Hazardous Materials to the Premises, Retail Parcel or the Building; provided, however, that the Landlord's approval of such actions shall first be obtained in writing, and such approval shall not be unreasonably withheld, conditioned or delayed.

Tenant's obligations, responsibilities and liabilities under this Article 21 shall survive the expiration or earlier termination of this Lease.

Landlord represents and warrants to Tenant to the best of its knowledge that at the time the Premises is delivered to Tenant, no Hazardous Materials are contained in or on the Premises.

ARTICLE 22

MISCELLANEOUS

22.1 Landlord Transfer. Landlord may transfer all or any portion of the Retail Parcel or the Building (or any rights therein) and any of its rights under this Lease. If Landlord transfers its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder accruing after the date of transfer, provided that the transferee assumes in writing such obligations of Landlord.

22.2 Landlord's Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be recoverable only from the interest of Landlord in the Retail Parcel, and Landlord and Landlord's Affiliates (as hereinafter defined) shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord. The term "Landlord's Affiliates" shall mean collectively Asset Manager, and its and Landlord's respective affiliates, directors, officers, employees, agents and representatives.

22.3 Force Majeure. Other than for any obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any of the following delays ("Force Majeure"): due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions,
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or any other causes of any kind whatsoever which are beyond the reasonable control of such party.

22.4 Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Draper and Kramer, Incorporated and Colliers Bennett & Kahnweiler. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party other than the brokers specifically named herein.

22.5 Estoppel Certificates.

(a) From Tenant. From time to time, Tenant shall furnish to any party designated by Landlord, within fifteen (15) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and certifying to such party, as of the date of such estoppel certificate, to the extent factual or known, (i) that Tenant is in possession of the Premises, (ii) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and setting forth such modifications); (iii) whether there are then existing any setoffs or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (iv) the dates through which Basic Rental and Additional Rental have been paid; (v) that Tenant having made due investigation has no knowledge of any then uncured defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant having made due investigation has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (or if Tenant has such knowledge, specifying the same in detail); (vii) the amount of any Security Deposit held by Landlord; and (viii) other matters reasonably requested by Landlord or such other party. It is intended that any such certificate delivered pursuant to this Section 22.5 (a) may be relied upon by any party to whom such certificate may be delivered by Landlord.

(b) From Landlord. From time to time, Landlord shall furnish to any party designated by Tenant, within fifteen (15) days after Tenant has made a request therefor, a certificate signed by Landlord confirming and certifying to such party, as of the date of such estoppel certificate, to the extent factual or known, (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and setting forth such modifications); (ii) whether there are then known to Landlord existing any setoffs or defenses against the enforcement of any right or remedy of Tenant, or any duty or obligation of Tenant hereunder (and, if so, specifying the same in detail); (iii) the dates through which Basic Rental and Additional Rental have been paid; (iv) that Landlord having made due investigation has no knowledge of any then uncured defaults on the part of Tenant under this Lease (or if Landlord has knowledge of any such uncured defaults, specifying the same in detail); (v) that Landlord having made due investigation has no knowledge of any event having occurred that authorizes the termination of this Lease by Landlord (or if Landlord has such knowledge, specifying the same in detail); (vi) the amount of any Security Deposit
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held by Landlord; and (vii) other matters reasonably requested by Tenant or such other party. It is intended that any such certificate delivered pursuant to this Section 22.5(b) may be relied upon by any party to whom such certificate may be delivered by Tenant. Landlord does not, by agreeing to provide estoppel certificates or by actually providing an estoppel certificate, agree that Tenant may mortgage, assign, pledge, hypothecate or grant a security interest in its rights under this Lease or upon or with respect to the Premises other than as specifically permitted elsewhere in this Lease; Landlord specifically withholds such right unless it consents to same.

22.6 Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, or (2) delivered to the intended address personally or by national air courier service. All notices shall be effective upon the earlier to occur of: (i) delivery; (ii) rejected attempt to deliver to the address of the addressee; or (iii) the second business day following deposit of such notice in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

22.7 Waiver of Jurv/Attorney's Fees. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy. In the event of any litigation between the Landlord and the Tenant arising out of an alleged breach of this Lease by either of them and such litigation terminates upon the issuance of a final, unappealable judicial order, the unsuccessful party therein shall pay the successful party's reasonable attorneys fees and expenses in such litigation.

22.8 Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

22.9 Amendments; Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been modified or waived by Landlord or Tenant unless such modification or waiver is in writing signed by Landlord or Tenant, as the case may be. No custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.
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22.10 Quiet Enjoyment. Provided Tenant is not in default hereunder beyond applicable notice and cure periods, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

22.11 No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

22.12 No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless a copy of this Lease executed by both parties is delivered to Tenant and Landlord.

22.13 Jurisdiction; Governing Law,. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the State of Illinois shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease. The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease.

22.14 Time is of the Essence. Time is of the essence with respect to the performance of duties and obligations under this Lease.

22.15 Calendar Days. All references in this Lease to a certain number of days shall be deemed to mean calendar days, unless otherwise expressly stated.

22.16 Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

22.17 General Description of Services. Landlord shall, with participation by Tenant by payment of Common Area Charges, furnish the following services:

(a) Air conditioning and heat when necessary to provide a temperature condition as set forth below, for comfortable occupancy of the Premises under normal business operations, Monday through Friday from 8:00 A.M. to 6:00 P.M. and Saturdays from 8:00 A.M. to 1:00 P.M., Holidays excepted. The building standard heating, ventilating and air conditioning system in the Building is designed on the basis of an average electrical load for lighting and office equipment of 5.0 watts per rentable square foot of space in the Premises, and such system is designed, with tolerances to maintain inside space conditions in the Premises of not more than 75°F at not more than an inside relative humidity of 50% (+5%) during the cooling season (with outdoor temperatures up to 95°F dry bulb and 75°F wet bulb), and of not less than 68°F nor more than 72°F during the heating season (with outdoor dry bulb temperatures ranging from 10°F to 65°F). At such time that Landlord shall elect to charge for all heating and air conditioning requested and furnished prior to or following such hours, Tenant shall pay for same at rates equal
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to Landlord's costs actually incurred in furnishing such heating and air conditioning, including labor and administrative costs. Currently Landlord is not making any charge for such service.

(b) Janitor and cleaning service in and about the Premises, substantially as set forth in Exhibit G attached hereto. Tenant shall have the right upon ninety (90) days prior written notice to Landlord to undertake Landlord's janitorial obligations for the Premises and thereafter Landlord shall be released from all janitorial obligations under this Lease. Tenant's janitorial service shall be properly licensed and insured and shall be subject to Landlord's written approval and reasonable conditions related thereto, which shall not be unreasonably withheld, conditioned or delayed.

22.18. Parking Upon completion and availability of parking in the Building (the "Parking Commencement Date") but in any event no later than March 31, 2005, and so long as Tenant is not in Default hereunder, Tenant shall lease, five (5) non-reserved parking spaces in the valet parking garage located on the first floor, basement and sub-basements of the Building (the "Garage"), at the rental rate as set forth herein, from the Parking Commencement Date through the sixtieth (60th) month of the Term (the "Initial Parking Term"), subject to four (4) renewal options and to the terms of the Parking Lease Agreement to be reasonably agreed upon by Landlord and Tenant. If requested by Tenant and permitted by the owner and operator of the Garage, Landlord shall use commercially reasonable efforts to provide additional hourly parking (not to exceed five (5) additional spots) as may be available for use on a temporary basis at such hourly rates as promulgated from time to time by Landlord and/or the operator of the Garage. Tenant acknowledges that Landlord does not own or operate the Garage. All costs set forth in this Section 22.18 shall be deemed Additional Rent.

Beginning on the Parking Commencement Date, Tenant agrees to pay to Landlord as Annual Parking Rental hereunder the amounts computed, from time to time, during each relevant Time Period (as defined in Section 3.1 hereof) for the first sixty (60) months of the Term at the Annual Parking Rental. The initial Annual Parking Rental shall be four thousand eight hundred and no/100s dollars ($4,800.00) for each of the five (5) parking spots and any additional parking spots leased by Tenant. The Annual Parking Rental shall be subject to annual increases effective on the yearly anniversaries of the Commencement Date equal to the greater of the following percentages of the Annual Parking Rental for the year preceding the effective date of the new Annual Parking Rental: (i) three percent (3%) and (ii) the aggregate percentage increase in the real estate taxes and condominium assessments allocated to each parking spot as determined from time to time plus one and one-half percent (1.5%). The Annual Parking Rental shall be paid in monthly installments due and payable on or before the first day of each month of the corresponding Time Period.

Within ninety (90) days prior to the expiration of the Initial Parking Term, Landlord shall notify Tenant in writing of the proposed Annual Parking Rental (as reasonably determined by Landlord) for the period commencing on the sixty-first (61S) month of the Term through the one hundred twentieth (120th) month of the Term (the "First Parking Renewal Period"). Tenant shall have the option (the "First Parking Option") to lease the five (5) parking spaces at such proposed Annual Parking Rental for the First Parking Renewal Period, by delivering written notice to Landlord of Tenant's acceptance within thirty (30) days of Tenant's receipt of Landlord's proposal.
461545/C/10

Provided that Tenant has exercised the First Parking Option, Landlord shall, within ninety (90) days prior to the expiration of the First Parking Renewal Period, notify Tenant in writing of the proposed Annual Parking Rental (as reasonably determined by Landlord) for the period commencing on the one hundred first (121S) month of the Term through the one hundred sixty-eighth (168t) month of the Term (the "Second Parking Renewal Period"). Tenant shall have the option (the "Second Parking Option") to lease the five (5) parking spaces at such proposed Annual Parking Rental for the Second Parking Renewal Period, by delivering written notice to Landlord of Tenant's acceptance within thirty (30) days of Tenant's receipt of Landlord's proposal.

Provided Tenant has exercised the Second Parking Option and the Lease is still in full force and effect, Landlord shall, within ninety (90) days prior to the expiration of the Second Parking Renewal Period, notify Tenant in writing of the proposed Annual Parking Rental (as reasonably determined by Landlord) for the period commencing on the one hundred sixty-ninth (169th) month of the Term through the two hundred twenty-eighth (228th) month of the Term (the "Third Parking Renewal Period"). Tenant shall have the option (the "Third Parking Option") to lease the five (5) parking spaces at such proposed Annual Parking Rental for the Third Parking Renewal Period, by delivering written notice to Landlord of Tenant's acceptance within thirty (30) days of Tenant's receipt of Landlord's proposal.

Provided Tenant has exercised the Third Parking Option and the Lease is still in full force and effect, Landlord shall, within ninety (90) days prior to the expiration of the Third Parking Renewal Period, notify Tenant in writing of the proposed Annual Parking Rental (as reasonably determined by Landlord) for the period commencing on the two hundred twenty ninth two hundred twenty-ninth (229th) month of the Term through the two hundred eighty-eighth (288th) month of the Term (the "Fourth Parking Renewal Period"). Tenant shall have the option to lease the five (5) parking spaces at such proposed Annual Parking Rental for the Fourth Parking Renewal Period, by delivering written notice to Landlord of Tenant's acceptance within thirty (30) days of Tenant's receipt of Landlord's proposal.

22.19. ATM Tenant shall have the right to install and operate one (1) automatic teller machine (an "ATM") in the first floor lobby of the Premises for the purpose of offering electronic fund transfer services and other customer services now or hereafter offered by Tenant through other automatic teller machines owned or operated by Tenant; such ATM shall be of subdued color and shall be illuminated only as reasonably necessary for security purposes and to permit effectuation of transactions thereat and not for advertisement thereof. Tenant may install any number of ATMs within the second floor portion of the Premises, but such ATMs shall not be visible through the windows. Except as otherwise permitted by leases of a portion of the Retail Parcel existing as of the date hereof (it being acknowledged by Tenant that no lease existing as of the date hereof the Retail Parcel contains any prohibition against installation of ATMs), Tenant shall have the sole and exclusive right to the installation and maintenance of ATMs on the Retail Parcel. Tenant will comply with all building, fire, safety and similar laws, ordinances, rules and regulations applicable to the installation and operation of the ATM. The plans for installation of the ATM shall be subject to Landlord's approval in accordance with the terms of the Work Letter. Tenant shall be responsible for all applicable taxes on services sold or
461545/C/10

taxes incidental to the operation or existence of the ATM, and Tenant, at its sole cost and expense, shall procure, display and keep in full force and effect, to the extent required by law, all licenses and permits required by any federal, state or local authority. Tenant, at Tenant's sole cost and expense, shall maintain the ATM in good repair and safe condition, and shall have sole responsibility to repair, maintain and replace the ATM and all improvements incidental thereto.

22.20 Authority

22.20.1 Tenant. To induce Landlord to execute, deliver and perform the Lease and without regard to any independent investigations made by Landlord, Tenant represents and warrants to Landlord on and as of the date of execution and delivery of the Lease (a) Tenant has full capacity, right, power and authority to execute, deliver and perform the Lease and all documents to be executed by Tenant pursuant hereto, and all required action and approvals therefor have been duly taken and obtained; (b) The individuals signing the Lease and all other documents executed or to be executed pursuant hereto on behalf of Tenant are and shall be duly authorized to sign the same on Tenant's behalf and to bind Tenant thereto; and (c) The Lease and all documents to be executed pursuant hereto by Tenant are and shall be binding upon and enforceable against Tenant in accordance with their respective terms, subject to the effects of bankruptcy and creditors' rights generally, and the transaction contemplated hereby will not result in a breach of, or constitute a default or permit acceleration of maturity under, any indenture, mortgage, deed of trust, loan agreement or other agreement to which Tenant or is subject or by which Tenant is bound, the breach of or default or acceleration under which would have a materially adverse effect on its business.

22.20.2 Landlord. Landlord represents to Tenant on and as of the date of execution and delivery of the Lease (a)Landlord has full capacity, right, power and authority to execute, deliver and perform the Lease and all documents to be executed by Landlord pursuant hereto, and all required action and approvals therefor have been duly taken and obtained; and (b) the individuals signing the Lease and all other documents executed or to be executed pursuant hereto on behalf of Landlord are and shall be duly authorized to sign the same on Landlord's behalf and to bind Landlord thereto.
461545/C110

Dated as of the date first above written.

TENANT:	Address:
THE PRIV EBANK AND TRUST COMPANY,
anki g association	10 N. Dearborn Street Chicago, Illinois 60602
~/
By:
Name: )JRM,-	Attn: Chief Financial Officer
Title: e P0
LANDLORD:
PALMOLIVE BUILDING RETAIL, LLC, a    Address: Delaware limited liability company
c/o Draper and Kramer, Incorporated
By: PALMOLIVE BUILDING MANAGER, LLC,    33 W. Monroe Street, Suite 1900
Its Manager	Chicago, Illinois 60603 Attn: Forrest D. Bailey
By: Draper and Kramer, Incorporated, Its Manager
Q
By:

[Missing Graphic Reference]
[Missing Graphic Reference]
461545/C/10

RIDER 101
EARLY TERMINATION OPTION

Subject to the terms and conditions of and compliance with the provisions of this Rider, Tenant shall have the option (the "Termination Option") to terminate this Lease effective on the day immediately preceding the seventh (7th) anniversary date of the Commencement Date (the «7th Year Early Termination Date") or the day immediately preceding the tenth (10th anniversary of the Commencement Date (the "10th Year Early Termination Date", either such date shall be referred to as the "Early Termination Date").

(a) Exercise. Tenant shall exercise the Termination Option by giving written notice (the "Termination Notice") thereof to Landlord not less than twelve (12) months prior to the applicable Early Termination Date

(b) Termination Fee. Provided Tenant has delivered the Termination Notice to Landlord in the manner and within the time periods set forth in Subsection (a) above, Tenant's right to terminate this Lease pursuant to the Termination Option shall be further conditioned on Tenant's timely payment to Landlord of a termination fee equal to the sum of (i) the unamortized straight line balance of the Landlord's Construction Allowance and leasing commissions paid, due or becoming due pursuant to an applicable commission agreement and/or to employees of Landlord or affiliates in accordance with such entities' standard practice, and (ii) five months of the Monthly Basic Rental, Tenant's Share of Ownership Taxes and Tenant's Share of Common Area Charge for the five month period after the Early Termination Date (the "Termination Fee"). If the Early Termination Date is effective on the tenth (10th) anniversary of the Commencement Date, the Monthly Basic Rental and Additional Rental components of the Termination Fee shall be reduced from five (5) months to three (3) months. The Termination Fee shall be payable as follows: 75% on or before the day which is twelve (12) months prior to the Early Termination Date; the balance thirty (30) days prior to the Early Termination Date.

(c) Tenant Default. If at the time when Landlord receives the Termination Notice or on the Early Termination Date, Tenant shall be in material or monetary default under this lease (after the expiration of the applicable notice and cure period), Landlord shall have the right, by giving written notice thereof to Tenant, to cancel Tenant's exercise of the Termination Option by Tenant. In such event, (i) Landlord shall (within thirty (30) days after such cancellation) return to Tenant an amount equal to the Termination Fee paid by Tenant, less any Rent then due but not paid, and (ii) Tenant shall have no right, and Landlord shall have no obligation, to terminate this Lease pursuant to such exercise of the Termination Option. If, within the time period set forth in subparagraph (a) above, Tenant cures the default(s) giving rise to Landlord's cancellation, and no further material or monetary default exists, then Tenant may again exercise the Termination Option subject to and in accordance with this Rider.

(d) Limitations on the Termination Option. If Tenant fails. to exercise the Termination Option or pay the Termination Fee within the respective time periods provided for in this Rider, such failure shall automatically cancel the Termination Option, and Tenant shall have no right, and Landlord shall have no obligation, to terminate this Lease pursuant to the Termination Option.
461545/C/10

RIDER 102
RIGHT OF FIRST OFFER

Provided Tenant is not in material or monetary default under the terms of this Lease (after the expiration of the applicable notice and cure period), and provided further that no more than 25% of the Premises is subject to a sublease (other than a Corporate Transfer) which continues for a term beyond the commencement date of this expansion and that Tenant shall intend to utilize any such subleased premises as of such commencement date only for its own purposes and shall not intend to sublet same and, provided further, that no portion of the Lease or Premises has been assigned (other than a Corporate Transfer), then if at any time or from time to time during the Term of the Lease Landlord shall plan to offer on the market any space on the second (2°d) floor of the Building which is contiguous to the Premises and part of the Retail Parcel (the "First Offer Space"), Landlord shall deliver a written copy of such offer (the "Lease Offer Space Designation") to Tenant and Tenant, but not an assignee or subtenant, shall have the right, within ten (10) business days after receiving from Landlord a Lease Offer Space Designation to elect by written notice to Landlord (an "Exercise Notice"), to lease all of the First Offer Space for the remainder of the Term of this Lease and any Extension Term at the rental rate set forth in the Lease Offer Space Designation (the "Offer Rental Rate"), which shall specify the base rent, charges for Ownership Taxes, charges for Common Area Charge, and any allowance being offered; Tenant shall have access to the First Offer Space as soon as same is vacated by any then-occupying tenant, and Tenant's lease of the First Offer Space shall commence (the "First Offer Space Commencement Date")at the earliest to occur of the date that Tenant commences business in the First Offer Space or the sixty-first (61S) day after possession of the First Offer Space is delivered to Tenant. If Tenant fails to deliver an Exercise Notice within the prescribed time, such failure shall automatically cancel, and render null and void, the Lease Right of First Offer with respect to such First Offer Space, and thereafter, Landlord shall have no obligation to offer such First Offer Space to Tenant.

If Tenant shall properly exercise its option under this Rider, then all terms and conditions of this Lease shall apply to such additional space, except that the Rentable Area of Premises and Tenant' Share as set forth in the Schedule shall be increased by the actual rentable square feet of the First Offer Space. Landlord shall not provide any allowances nor be required to effect any improvements to the expansion premises or Leased Premises. Tenant's obligation to pay Monthly Basic Rental and Additional Rent on the First Offer Space shall commence on the First Offer Space Commencement Date.

The First Offer Space shall be offered to Tenant in its "as is" condition and shall be delivered to Tenant in a broom clean condition, free of prior tenant's personal property. Except to the extent expressly set forth in the Lease Offer Space Designation, Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the First Offer Space and all work necessary or desirable in order to prepare the First Offer Space for occupancy by Tenant shall be performed by Tenant, at Tenant's sole cost and expense, without any contribution therefor from Landlord, in accordance with and subject to the provisions of the Lease and subject to Landlord's consent. Landlord makes no representations or warranties whatsoever with respect to the First Offer Space and its condition. After delivery of the Lease Offer Space Designation, Landlord shall provide access to the First Offer Space to Tenant. Tenant shall have the right to inspect the First Offer Space by itself, or through its agents, to
461545/C110

determine the condition of the First Offer Space including the real property and improvements thereon. With respect to Tenant's inspection of and presence on the First Offer Space, Tenant will indemnify, defend and hold harmless Landlord and its managers, members, agents, officers, directors, employees and contractors for any and all loss, costs, damage, liability, claims, expenses and the like (including, but not limited to, damage or injury to any property or person) caused by Tenant's, or its agent's, presence in, on or about the First Offer Space, and Tenant shall carry insurance, including Landlord and Landlord's Mortgagee as an additional insured, against such risks.

If at the time that, Landlord receives a Exercise Notice with respect to First Offer Space described in a Lease Offer Space Designation, or at any time thereafter until the date when Landlord delivers possession of such First Offer Space to Tenant, (A) an Event of Default pertaining to payment of Basic Monthly Rental or Additional Rent has occurred and is continuing, (B) a material Event of Default (other than an Event of Default referred to in subsection (A) above) has occurred and is continuing unless Tenant has commenced and is diligently pursuing efforts to cure such default, or (C) the Lease is not in full force and effect, or (D) with respect to a particular First Offer Space at any time after (i) Tenant shall have exercised a Right of First Offer for such First Offer Space and shall have defaulted on the transaction contemplated thereby or (ii) such Offer Space has been sold by Landlord to an unrelated third party, then Landlord shall have the right, by giving written notice thereof to Tenant, to cancel the Lease Right of Offer and any exercise of the Lease Right of Offer with respect to the Offer Space described in such Lease Offer Space Designation. In the event of such cancellation, Tenant shall have no right to lease, and Landlord shall have no obligation to lease, the First Offer Space described in such Lease Offer Space Designation.

If Tenant has declined or failed to accept a Lease Offer Space Designation, Landlord shall be free to lease the First Offer Space to any party on any terms and conditions; provided, however, that if Landlord shall offer such First Offer Space at a rental rate which is ten percent (10%) more favorable than the Offer Rental Rate set forth in the Lease Offer Space Designation, then Landlord shall again provide to Tenant a Lease Offer Space Designation for the First Offer Space at the lower price. In such circumstances, the other provisions of the Rider 102 shall have effect with respect thereto.
461545/C/10

2

EXHIBIT A PREMISES
461545/C/10

Ex. A-1

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r

BOOTH HANSEM

RNA Hams= Aftedam

iDw ornWmf

PALMOLIVE BUILDING

[Missing Graphic Reference]
GROUND FLOOR LAYOUT
SECOND FLOOR TENANT B `RENTABLE AREA

PROJECT NQBits
DRAW BYCH
CHEMED BYIRS

D    19 MEMBER 2003

SK-1

rMS Pus

[Missing Graphic Reference]
I

BOOTHHANSEJ

Booth Hensen lasotares

55th Deirbomstreei CMagp, IL6a6a5

PALMOLIVE BUILDfNG

SECOND FLOOR TENANT LAYOUT `RENTABLE' AREA

PrW ECT ROLGill
DRAYM BYCH
CWCKED RYHS
SCALEN,T.S.
LATE    19 DECEMBER 2003

EXHIBIT A-1

RETAIL PARCEL LEGAL DESCRIPTION

THE DIVISION OF THE PALMOLIVE BUILDING

PARCEL I
PARCEL 1-A 1st FLOOR RETAIL INTERIOR (INTERIOR SPACE DESCRIBED BY WALL CENTERLINE)

(15t FLOOR RETAIL CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE FIRST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.36 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 71.02 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 54.17 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
461545/C/10

Ex. A-1-1

THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 27.12 FEET TO SAID CENTERLINE OF EXTERIOR WALL;
THENCE WEST ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 55 MINUTES 50 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 106.87 FEET;
THENCE NORTH ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 98.70 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

PARCEL 1-B 2nd FLOOR RETAIL INTERIOR PARCEL
(SPACE DESCRIBED BY CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE 2ND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.38 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 79.32 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 43.91 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
461545IC110

Ex. A-1-2

THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.20 FEET TO THE CENTERLINE OF EXTERIOR WALL OF SAID BUILDING;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
461545/C/10

Ex. A-1-3

THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 30.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, HAVING AN ANGLE OF 90 DEGREES 14 MINUTES 12 SECONDS TO THE LEFT TO THE LAST DESCRIBED LINE, 59.52 FEET;
THENCE NORTH ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LEFT TO THE LAST DESCRIBED LINE, 98.70 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

PARCEL 1-C 3`d FLOOR INTERIOR PARCEL (SPACE DESCRIBED BY WALL CENTERLINE)

(3`a FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.46 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE THIRD STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 20.17 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 65 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10

Ex. A-1-4

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAE) CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10

Ex. A-1-5

THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.10 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.54 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.07 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.92 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 1-C 4t° FLOOR INTERIOR PARCEL (SPACE DESCRIBED BY WALL CENTERLINE)
461545/C/10

Ex. A-1-6

(4h FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.46 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE FOURTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 20.17 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 64 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
461545/C/10

Ex. A-1-7

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
461545/C110

Ex. A-1-8

THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 2

EASEMENT FOR LIGHT, AIR AND VIEW FOR THE BENEFIT OF PARCEL 1 IN, OVER, ABOVE AND ACROSS THE FOLLOWING DESCRIBED AREA: COMMENCING AT A HORIZONTAL PLANE PARALLEL TO AND 63 FEET ABOVE CHICAGO CITY DATUM AND EXTENDING VERTICALLY UPWARDS TO THE ZENITH BEGINNING AT A POINT ON THE SOUTH LINE OF PARCEL 1, 62 FEET EAST OF THE WESTERLY LINE OF SAID PARCEL 1; THENCE SOUTH ALONG A LINE PARALLEL TO AND 62 FEET EAST OF THE WESTERLY LINE OF LOTS 26 AND 27 IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO AFORESAID (SAID WESTERLY LINE OF LOTS 26 AND 27 AFORESAID BEING A CONTINUATION OF THE WESTERLY LINE OF PARCEL 1 EXTENDED SOUTH), A DISTANCE OF 25 FEET TO A POINT IN SAID LOT 26; THENCE EAST ALONG A LINE PARALLEL TO THE SOUTH LINE OF PARCEL 1, A DISTANCE OF 88 FEET EAST TO A POINT IN LOT 24, IN SAID ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO AFORESAID; THENCE NORTH ALONG A LINE PARALLEL TO THE WESTERLY LINE OF LOTS 26 AND 27 AFORESAID, A DISTANCE OF 25 FEET TO THE SOUTH LINE OF PARCEL 1; THENCE WEST ALONG THE SOUTH LINE OF PARCEL 1, A DISTANCE OF 88 FEET TO THE PLACE OF BEGINNING, AS CREATED BY AGREEMENT BETWEEN THE PALMOLIVE PEET COMPANY, A CORPORATION OF DELAWARE, AND CHICAGO TITLE AND TRUST COMPANY, A CORPORATION OF ILLINOIS, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 25, 1927 AND KNOWN AS TRUST NUMBER 19104, DATED MARCH 31, 1928 AND RECORDED APRIL 30, 1928 AS DOCUMENT 10005790, AND ALSO RECORDED JUNE 21, 1932 AS DOCUMENT 11106014, AND AS
461545/C/10

Ex. A-1-9

CONTINUED AND PRESERVED BY INSTRUMENT DATED DECEMBER 26, 1958 AND RECORDED DECEMBER 26, 1958 AS DOCUMENT 17413316, IN COOK COUNTY, ILLINOIS.
461545/C110

Ex. A-1-10

EXHIBIT A-2

FACADE PARCEL LEGAL DESCRIPTION

THE DIVISION OF THE PALMOLIVE BUILDING

PARCEL l
FACADE PARCEL AT 15f FLOOR:

PARCEL 1-A 1ST FLOOR BASE FACADE
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(1st FLOOR BASE EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDMSION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE EXTERIOR MARBLE SURFACE OF THE 1ST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 69.52 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 54.17 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
461545/C/10

Ex. A-2-1

THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET
TO EXTERIOR SURFACE OF SAID BUILDING ALSO TO THE SOUTH LINE OF SAID NORTH HALF OF LOTS 23 TO 31;
THENCE EAST ALONG SAID EXTERIOR SURFACE, AND SAID SOUTH LINE, HAVING AN ANGLE OF 90 DEGREES 04 MINUTES 10 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 122.52 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 90 DEGREES 15 MINUTES 15 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 102.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.59 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.91 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.87 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.47 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL:_ (151 FLOOR BASE CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND;:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.04 FEET TO THE CENTERLINE OF EXTERIOR WALL OF THE FIRST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.36 FEET;

46154510110
Ex. A-2-2

THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 71.02 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 52.67 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 27.12 FEET TO CENTERLINE OF EXTERIOR WALL OF SAID BUILDING;
THENCE EAST ALONG SAID CENTERLINE, HAVING AN ANGLE OF 90 DEGREES 04 MINUTES 10 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 121.52 FEET;
THENCE NORTH ALONG SAID CENTERLINE, HAVING AN ANGLE OF 90 DEGREES 15 MINUTES.15 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 100.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.58 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.68 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.42 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.87 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.97 FEET TO SAID POINT OF BEGINNING.

PARCEL 1-B 1" FLOOR BASE REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS) (BASE PARCEL AT 1St FLOOR)

ALL THE LAND PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:

461545/C110
Ex. A-2-3

ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF LOT 31;
THENCE WEST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 98.45 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 58.68 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE EAST ALONG THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID HAVING AN ANGLE OF 90 DEGREES 04 MINUTES 10 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 122.52 FEET TO THE EAST LINE OF LOTS 23 TO 31 AFORESAID;
THENCE NORTH ALONG THE EAST LINE OF LOTS 23 TO 31 AFORESAID, HAVING AN ANGLE OF 90 DEGREES 15 MINUTES 15 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 107.85 FEET TO THE NORTHEAST CORNER OF LOT 31 AND SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (15` FLOOR BASE EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE EXTERIOR MARBLE SURFACE OF THE 1ST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
461545/C110
Ex. A-2-4

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 69.52 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 54.17 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET
TO EXTERIOR SURFACE OF SAID BUILDING ALSO TO THE SOUTH LINE OF SAID NORTH HALF OF LOTS 23 TO 31;
THENCE EAST ALONG SAID EXTERIOR SURFACE, AND SAID SOUTH LINE, HAVING AN ANGLE OF 90 DEGREES 04 MINUTES 10 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 122.52 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 90 DEGREES 15 MINUTES 15 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 102.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.59 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.91 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.87 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.47 FEET TO SAID POINT OF BEGINNING.

PARCEL I-C 15` FLOOR RETAIL FACADE
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(1st FLOOR RETAIL EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:

461545/C/10
Ex. A-2-5

ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR MARBLE SURFACE OF THE 1ST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 69.52 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 54.17 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET TO EXTERIOR SURFACE OF SAID BUILDING ALSO TO THE SOUTH LINE OF SAID NORTH HALF LOTS 23 TO 31;
THENCE WEST ALONG SAID EXTERIOR SURFACE AND SAID SOUTH LINE, HAVING AN ANGLE OF 89 DEGREES 55 MINUTES 50 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 108.38 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 101.16 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.41 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (15` FLOOR RETAIL CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE
461545/C/10
Ex. A-2-6

HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE FIRST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.36 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 71.02 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 52.67 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 27.12 FEET TO SAID CENTERLINE OF EXTERIOR WALL;
THENCE WEST ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 55 MINUTES
50 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 106.87 FEET;
THENCE NORTH ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 44
MINUTES 45 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 98.70 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED
LINE, 3.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

461545/C/10
Ex. A-2-7

PARCEL 1-D 1St FLOOR RETAIL REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS) (RETAIL PARCEL AT 1St FLOOR)

ALL THE LAND PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 132.55 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 58.68 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE WEST ALONG THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID HAVING AN ANGLE OF 89 DEGREES 55 MINUTES 50 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 108.48 FEET TO THE WEST LINE OF LOTS 23 TO 31 AFORESAID;
THENCE NORTH ALONG THE WEST LINE OF LOTS 23 TO 31 AFORESAID, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 107.57 FEET TO THE NORTHWEST CORNER OF LOT 29 AND SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (1St FLOOR RETAIL EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 13.35 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;

461545IC/10
Ex. A-2-8

THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR MARBLE SURFACE OF THE 1ST STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLNE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 69.52 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 54.17 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.10 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 5 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.00 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.30 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.90 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.88 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 28.12 FEET TO EXTERIOR SURFACE OF SAID BUILDING ALSO TO THE SOUTH LINE OF SAID NORTH HALF LOTS 23 TO 31;
THENCE WEST ALONG SAID EXTERIOR SURFACE AND SAID SOUTH LINE, HAVING AN ANGLE OF 89 DEGREES 55 MINUTES 50 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 108.38 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 101.16 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.41 FEET TO SAID POINT OF BEGINNING

PARCEL 2
FACADE PARCEL AT 2nd FLOOR:

PARCEL 2-A 2nd FLOOR BASE FACADE
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE)

(2nd FLOOR BASE EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
461545/C/10
Ex. A-2-9

ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE EXTERIOR SURFACE OF THE 2N° STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 77.81 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 45.41 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
461545/C/10
Ex. A-2-10

THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.20 FEET TO THE EXTERIOR SURFACE OF SAID BUILDING;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
4615451C11D
Ex. A-2-11

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE,. 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET TO THE EAST LINE OF SAID LOT 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE NORTH ALONG SAID EXTERIOR SURFACE AND EAST LINE OF SAID LOT 31, PERPENDICULAR TO THE LAST DESCRIBED LINE, 72.93 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.58 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.18 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.18 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (2nd FLOOR BASE CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
461545/C/10
Ex. A-2-12

COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, 4.04 FEET TO THE CENTERLINE OF EXTERIOR WALL OF THE SECOND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.38 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 79.32 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 43.91 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAE:) INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
461545/C/10
Ex. A-2-13

THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.20 FEET TO THE CENTERLINE OF EXTERIOR WALL OF SAID BUILDING;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
461545/C/10
Ex. A-2-14

THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 70.93 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.08 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.18 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.66 FEET TO SAID POINT OF BEGINNING.

PARCEL 2-B 2°d FLOOR BASE REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS) (2°d FLOOR BASE PARCEL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHEAST CORNER OF LOT 31;
THENCE WEST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 90.68 FEET;

461545/C/10
Ex. A-2-15

THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 49.97 FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32
FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62
FEET;
FEET;

FEET;

FEET;

FEET;

FEET;

FEET;

FEET;

FEET;
THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50

THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70

THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35
FEET;
THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60
FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50
FEET;
THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04
FEET;
THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 38.80 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE EAST ALONG SAID SOUTH LINE, HAVING AN ANGLE OF 89 DEGREES 45 MINUTES 48 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 168.87 FEET TO THE EAST LINE OF LOTS 23 TO 31 AFORESAID;
461545/C/10
Ex. A-2-16

THENCE NORTH ALONG THE EAST LINE OF LOTS 23 TO 31 AFORESAID, HAVING AN ANGLE OF 90 DEGREES 15 MINUTES 15 SECONDS TO THE RIGHT FROM THE LAST DESCRIBED LINE, 107.85 FEET TO THE NORTHEAST CORNER OF LOT 31 AND SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (2nd FLOOR BASE EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE EXTERIOR SURFACE OF THE 2ND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 77.81 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 45.41 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;

461545/C/10
Ex. A-2-17

THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.20 FEET TO THE EXTERIOR SURFACE OF SAID BUILDING;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C110
Ex. A-2-18

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET TO THE EAST LINE OF SAID LOT 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE NORTH ALONG SAID EXTERIOR SURFACE AND EAST LINE OF SAID LOT 31, PERPENDICULAR TO THE LAST DESCRIBED LINE, 72.93 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.58 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.66 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.18 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.65 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.18 FEET TO SAID POINT OF BEGINNING.

461545/C/10
Ex. A-2-19

PARCEL 2-C 2°d FLOOR RETAIL FACADE
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(2nd FLOOR RETAIL EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE 2ND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 77.81 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 45.41 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;

461545/C/10
Ex. A-2-20

THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.20 FEET TO THE EXTERIOR SURFACE OF SAID BUILDING;
THENCE CONTINUING SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 30.60 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE WEST ALONG SAID EXTERIOR SURFACE, AND SAID SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, HAVING AN ANGLE OF 90 DEGREES 14 MINUTES 12 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 62.02 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LAST DESCRIBED LINE, 101.16 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
4615451C110
Ex. A-2-21

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (2°d FLOOR RETAIL CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE 2"D STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 49.38 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 79.32 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 43.91 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
461545/C/10
Ex. A-2-22

THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.20 FEET TO THE CENTERLINE OF EXTERIOR WALL OF SAID BUILDING;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 30.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, HAVING AN ANGLE OF 90 DEGREES 14 MINUTES
12 SECONDS TO THE LEFT TO THE LAST DESCRIBED LINE, 59.52 FEET;
THENCE NORTH ALONG SAID CENTERLINE, HAVING AN ANGLE OF 89 DEGREES 44
MINUTES 45 SECONDS TO THE LEFT TO THE LAST DESCRIBED LINE, 98.70 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED
LINE, 3.00 FEET;
461545/C/10
Ex. A-2-23

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

PARCEL 2-D 2nd FLOOR RETAIL REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS) (2nd FLOOR RETAIL PARCEL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 140.32 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 49.97 FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32
FEET; FEET;

FEET;

FEET;

FEET;

FEET;

FEET;

FEET;

FEET;

FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62

THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50

THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70

THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35
FEET;
461545/C/10
Ex. A-2-24

FEET;

FEET;
THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40

THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET; THENCE NORTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58
FEET;
THENCE WEST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60
FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50
FEET;
THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET; THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04
FEET;
THENCE EAST ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG A LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 38.80 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE WEST ALONG THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID HAVING AN ANGLE OF 90 DEGREES 14 MINUTES 12 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 62.13 FEET TO THE WEST LINE OF LOTS 23 TO 31 AFORESAID;
THENCE NORTH ALONG THE WEST LINE OF LOTS 23 TO 31 AFORESAID, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 107.57 FEET TO THE NORTHWEST CORNER OF LOT 29 AND SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (2nd FLOOR RETAIL EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 28.58 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.03 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.04 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE 2ND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.60 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 6 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 52.38 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.89 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.82 FEET;
461545/C/10
Ex. A-2-25

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 77.81 FEET;
THENCE SOUTH ALONG A LINE ON THE INTERIOR SURFACE OF SAID BUILDING, PERPENDICULAR TO SAID EXTERIOR SURFACE, 45.41 FEET;
THENCE WEST, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.32 FEET, ALONG SAID INTERIOR LINE, FOR THE FOLLOWING 31 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.62 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.86 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.98 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.88 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.28 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.50 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.42 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.70 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.53 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.70 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.70 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.85 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.74 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.56 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.80 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.45 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.43 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.51 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 32.35 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.24 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.40 FEET;
THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.09 FEET;
THENCE NORTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.58 FEET;
461545/C/10
Ex. A-2-26

THENCE WEST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.60 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.50 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.04 FEET;
THENCE EAST ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 7.05 FEET;
THENCE SOUTH ALONG SAID INTERIOR LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 8.20 FEET TO THE EXTERIOR SURFACE OF SAID BUILDING;
THENCE CONTINUING SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 30.60 FEET TO THE SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31 AFORESAID;
THENCE WEST ALONG SAID EXTERIOR SURFACE, AND SAID SOUTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, HAVING AN ANGLE OF 90 DEGREES 14 MINUTES 12 SECONDS TO THE LEFT FROM THE LAST DESCRIBED LINE, 62.02 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, HAVING AN ANGLE OF 89 DEGREES 44 MINUTES 45 SECONDS TO THE LAST DESCRIBED LINE, 101.16 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.42 FEET TO SAID POINT OF BEGINNING.

PARCEL 3
FACADE PARCEL AT 3`d FLOOR:

PARCEL 3-A 3`d FLOOR FACADE
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE): (3rd FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE 3RD
STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 65 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;

461545/C/10
Ex. A-2-27

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAM EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID OF THE NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND SAID EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;

461545/C/10
Ex. A-2-28

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
. THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.10 FEET;

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.54 FEET TO SOUTH LINE OF SAID NORTH HALF OF LOTS 23 TO 31;

461545/C/10
Ex. A-2-29

THENCE WEST ALONG SAID EXTERIOR SURFACE AND SAID SOUTH LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.07 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.92 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (3`d FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.46 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE THIRD STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 20.17 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 65 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10
Ex. A-2-30

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
461545/C/10
Ex. A-2-31

THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAD) CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.10 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.54 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.07 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.92 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
461545/C/10
Ex. A-2-32

THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 3-B 3`d FLOOR REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE)

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (3`d FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 43.34 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE 3RD
STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 65 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10
Ex. A-2-33

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID OF THE NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND SAID EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;

46154510110
Ex. A-2-34

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.54 FEET TO SOUTH LINE OF SAID NORTH HALF OF LOTS 23 TO 31;
THENCE WEST ALONG SAID EXTERIOR SURFACE AND SAID SOUTH LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.07 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 33.92 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10
Ex. A-2-35

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 4
FACADE PARCEL AT 4th FLOOR:

PARCEL 4-A 4th FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(4th FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE FOURTH
STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;

461545/C110
Ex. A-2-36

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;

461545/C110
Ex. A-2-37

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (4" FLOOR CENTERLINE OF EXTERIOR WALL)

461545/C/10
Ex. A-2-38

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.46 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE FOURTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 20.17 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 64 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
461545/C/10
Ex. A-2-39

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10
Ex. A-2-40

THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 4-B 4`h FLOOR REMAINDER
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (4t` FLOOR EXTERIOR FACE)

ALL THE LAND„ PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 53.83 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:

461545/C/10
Ex. A-2-41

ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE FOURTH
STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;

461545/C/10
Ex. A-2-42

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;

461545IC/10
Ex. A-2-43

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 5
FACADE PARCEL AT 5`h to 11`h FLOORS

PARCEL 5-A 5`h to 11`h FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(5' TO 11t' FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO 461545/C/10
Ex. A-2-44

BEING ON THE EXTERIOR SURFACE OF THE FIFTH-ELEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;

461545/C/10
Ex. A-2-45

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;

461545/C/10
Ex. A-2-46

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (5`h TO 1P' FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 4.46 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE FIFTH-ELEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 20.17 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
461545/C110
Ex. A-2-47

THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAE[) CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.18 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.14 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.15 FEET;
461545/C/10
Ex. A-2-48

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.16 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.17 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
461545/C/10
Ex. A-2-49

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 5-B 5th TO 11th FLOOR REMAINDER PARCEL (SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (5`h TO 11th FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 65.63 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 3.45 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE FIFTH-ELEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 22.17 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.19 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;

461545/C/10
Ex. A-2-50

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.18 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.14 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.15 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;

461545/C/10
Ex. A-2-51

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.16 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 22.17 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET TO SAID POINT OF BEGINNING.
461545/C/10
Ex, A-2-52

PARCEL 6
FACADE PARCEL AT 11th to 18th FLOORS

PARCEL 6 A 11th to 18th FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(11th TO 18th FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 7.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 7.47 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE ELEVENTH-EIGHTEENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 17.85 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
461545/C/10
Ex. A-2-53

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;

461545/C/10
Ex. A-2-54

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.30 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (111 TO 18" FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL

461545/C/10
Ex. A-2-55

QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 8.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 8.47 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE ELEVENTH-EIGHTEENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 15.85 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.85 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.85 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
461545/C/10
Ex. A-2-56

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG - SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.85 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.39 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 54.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.43 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.28 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.85 FEET;
4615451C110
Ex. A-2-57

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.85 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.30 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 6-B 11th TO 18th FLOOR REMAINDER PARCEL (SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (11th TO 18`h FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 139.88 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;

461545/C/10
Ex. A-2-58

THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 7.59 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 7.47 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE ELEVENTH-EIGHTEENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 17.85 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 63 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.27 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
461545/C/10
Ex. A-2-59

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.11 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.39 FEET TO THE EAST LINE OF SAID NORTH HALF OF LOTS 23 TO 31 AND THE WESTERLY BRICK WALL OF THE KNICKERBOCKER HOTEL;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE AND EAST LINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 56.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 26.43 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.28 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.29 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.22 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;

461545/C/10
Ex. A-2-60

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.85 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.30 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.30 FEET TO SAID POINT OF BEGINNING.

PARCEL 7
FACADE PARCEL AT 18th TO 22nd FLOORS

PARCEL 7-A 18th to 22°d FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(18th TO 22nd FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 22.22 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 20.77 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE EIGHTEENTH TO TWENTY-SECOND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 4.00 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 51 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
461545/C110
Ex. A-2-61

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
4615451C110
Ex. A-2-62

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (18th TO 22nd FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
461545/C/10
Ex. A-2-63

THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 23.22 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 21.77 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE EIGHTEENTH TO TWENTY-SECOND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 4.00 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 51 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 29.90 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 29.90 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.20 FEET;

461545/C/10
Ex. A-2-64

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 29.90 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 29.90 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.90 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.20 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.90 FEET TO SAID POINT OF BEGINNING.
461545/C/10
Ex. A-2-65

PARCEL 7-B 18"' TO 22nd FLOOR REMAINDER PARCEL (SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL:
(18th TO 22nd FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 226.16 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 22.22 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 20.77 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE EIGHTEENTH TO TWENTY-SECOND STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 4.00 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 51 COURSES AND DISTANCES;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;

461545/C110
Ex. A-2-66

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
461545/C/10
Ex. A-2-67

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 31.90 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.90 FEET TO SAID POINT OF BEGINNING.

PARCEL 8
FACADE PARCEL AT 22°d TO 35th FLOORS

PARCEL 8-A 22nd to 35th FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(22nd TO 35" FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 40.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 21.88 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE TWENTY-SECOND TO THIRTY-FIFTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 23.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 35 COURSES AND DISTANCES;
461545/C/10
Ex. A-2-68

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.28 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
461545/C/10
Ex. A-2-69

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.95 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.10 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.95 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (22nd TO 35th FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 41.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 22.88 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE TWENTY-SECOND TO THIRTY-FIFTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 21.30 FEET ALONG SAID CENTERLINE OF EXTERIOR WALL FOR THE FOLLOWING 35 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;

461545/C/10
Ex. A-2-70

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.28 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.20 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.28 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 21.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.95 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.10 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.95 FEET TO SAID POINT OF BEGINNING.

461545/C/10
Ex. A-2-71

PARCEL 8-B 22ND TO 35tb FLOOR REMAINDER PARCEL
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL:

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 275.07 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER' S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 40.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 21.88 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE TWENTY-SECOND TO THIRTY-FIFTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 23.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 35 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;

461545IC/10
Ex. A-2-72

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.28 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.20 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.20 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.40 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 23.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.95 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.10 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 6.05 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.95 FEET TO SAID POINT OF BEGINNING.

PARCEL 9
FACADE PARCEL AT 35th to 37th FLOORS

PARCEL 9-A 35th to 37th FLOOR FACADE PARCEL
461545/C/10
Ex. A-2-73

(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE): (35th TO 37th FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 44.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 25.90 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE THIRTY-FIFTH TO THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 19.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 67 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
461545IC110
Ex. A-2-74

THENCE EAST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 10.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 19.28 FEET;
THENCE SOUTH ALONG SAID EXTERIOR DESCRIBED LINE, 5.25 FEET;
THENCE EAST ALONG SAID EXTERIOR
DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID
DESCRIBED LINE, 11.95 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE
DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID
DESCRIBED LINE, 11.60 FEET;
THENCE EAST ALONG SAID EXTERIOR
DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID
DESCRIBED LINE, 11.95 FEET;
THENCE WEST ALONG SAID
DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID
DESCRIBED LINE, 5.25 FEET;
THENCE WEST ALONG SAID
DESCRIBED LINE, 19.28 FEET;
THENCE NORTH ALONG SAID
DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID EXTERIOR
DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 10.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, DESCRIBED LINE, 1.25 FEET;
461545/C/10
PERPENDICULAR TO THE

PERPENDICULAR TO THE PERPENDICULAR TO THE

PERPENDICULAR TO THE PERPENDICULAR TO THE

PERPENDICULAR

TO

THE

SURFACE,

PERPENDICULAR TO THE

SURFACE, PERPENDICULAR TO THE

PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

SURFACE,

PERPENDICULAR TO THE

EXTERIOR SURFACE,

PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

EXTERIOR SURFACE, PERPENDICULAR TO THE

SURFACE,

PERPENDICULAR TO THE

SURFACE,

PERPENDICULAR

TO

THE

PERPENDICULAR TO THE

PERPENDICULAR

TO

THE

PERPENDICULAR TO THE

PERPENDICULAR

TO

THE

PERPENDICULAR TO THE

PERPENDICULAR

TO

THE

PERPENDICULAR TO THE

PERPENDICULAR

TO

LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST LAST

THE LAST

Ex. A-2-75

THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.95 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.55 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.10 FEET;
THENCE WEST ALONG SAIL) EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.55 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.95 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (35' TO 37' FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL

461545IC110
Ex. A-2-76

QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 45.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 26.90 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE THIRTY-FIFTH TO THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 17.30 FEET ALONG SAID CENTERLINE FOR THE FOLLOWING 67 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 12.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 12.82 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 12.80 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
461545IC110
Ex. A-2-77

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.25 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.95 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 13.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 9.95 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.25 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.28 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 12.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 12.82 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.50 FEET;
461545/C110
Ex. A-2-78

THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.35 FEET;
THENCE WEST ALONG SAW CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.25 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 12.80 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.25 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.35 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 17.30 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 13.95 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.55 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.50 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 13.10 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.00 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 1.50 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 2.55 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST LINE, 13.95 FEET TO SAID POINT OF BEGINNING.

PARCEL 9-B 35`h TO 37`h FLOOR REMAINDER PARCEL (SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED DESCRIBED

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (35`h TO 37`h FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE

461545/C/10
Ex. A-2-79

HAVING AN ELEVATION OF 430.66 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 44.12 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 25.90 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE THIRTY-FIFTH TO THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 19.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 67 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.82 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
461545/C/10
Ex. A-2-80

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.28 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.25 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.95 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.95 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.28 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.90 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.82 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
461545/C/I 0
Ex. A-2-81

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 20.50 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 10.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.25 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.00 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.35 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.95 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.55 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.50 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 11.10 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.00 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 1.50 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.55 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 15.95 FEET TO SAID POINT OF BEGINNING.

PARCEL 10
FACADE PARCEL AT 37" FLOOR

PARCEL 10-A 37th FLOOR FACADE PARCEL
(SPACE BETWEEN EXTERIOR FACE AND WALL CENTERLINE):

(37" FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 496.00 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL

461545/C/10
Ex. A-2-82

QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 57.15 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 29.98 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 5.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 39 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTHEAST ALONG SAID EXTERIOR SURFACE, FROM THE LAST DESCRIBED LINE, 11.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTHWEST ALONG SAID EXTERIOR SURFACE, 11.80 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, 5.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST
DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
461545/C/10
Ex. A-2-83

THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE NORTHWEST ALONG SAID EXTERIOR SURFACE, 11.80 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, 4.00 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST
DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE NORTHEAST ALONG SAID EXTERIOR SURFACE, 11.80 FEET TO SAID POINT OF BEGINNING.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL: (37`h FLOOR CENTERLINE OF EXTERIOR WALL)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 496.00 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 57.51 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 30.98 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE CENTERLINE OF EXTERIOR WALL OF THE THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 3.94 FEET ALONG SAID CENTERLINE FOR THE FOLLOWING 39 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.10 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
461545IC110
Ex. A-2-84

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.07 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.10 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.07 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.10 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.94 FEET;
THENCE SOUTHEAST ALONG SAID CENTERLINE, 10.97 FEET; THENCE SOUTH ALONG SAID CENTERLINE, 2.53 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.53 FEET;
THENCE SOUTHWEST ALONG SAID CENTERLINE, 10.97 FEET; THENCE EAST ALONG SAID CENTERLINE, 3.94 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.10 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.07 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19.10 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.07 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 19. 10 FEET;
THENCE SOUTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 3.94 FEET;
THENCE NORTHWEST ALONG SAID CENTERLINE, 10.97 FEET; THENCE NORTH ALONG SAID CENTERLINE, 2.53 FEET;
4615451C110
Ex. A-2-85

THENCE EAST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 16.80 FEET;
THENCE WEST ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID CENTERLINE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 2.53 FEET;
THENCE NORTHEAST ALONG SAID CENTERLINE, 10.97 FEET TO SAID POINT OF BEGINNING.

PARCEL 10-B 37th FLOOR REMAINDER PARCEL
(SPACE BETWEEN LOT LINE AND EXTERIOR FACE):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 496.00 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

EXCEPT THERE FROM THE FOLLOWING DESCRIBED PARCEL (37" FLOOR EXTERIOR FACE)

ALL THE LAND, PROPERTY AND SPACE LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 496.00 FEET ABOVE CHICAGO CITY DATUM AND ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 457.38 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST CORNER OF LOT 29;
THENCE EAST ALONG THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 57.15 FEET;
THENCE SOUTH ALONG A LINE PERPENDICULAR TO THE NORTH LINE OF THE NORTH HALF OF LOTS 23 TO 31, A DISTANCE OF 29.98 FEET TO THE POINT OF BEGINNING, POINT ALSO BEING ON THE EXTERIOR SURFACE OF THE THIRTY-SEVENTH STORY SECTION OF THE BUILDING AT 919 N. MICHIGAN AVENUE, ALSO KNOWN AS THE PALMOLIVE BUILDING;
THENCE EAST, A DISTANCE OF 5.30 FEET ALONG SAID EXTERIOR SURFACE FOR THE FOLLOWING 39 COURSES AND DISTANCES;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;

461545/C/10
Ex. A-2-86

THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE SOUTHEAST ALONG SAID EXTERIOR SURFACE, FROM THE LAST DESCRIBED LINE, 11.80 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, 4.00 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE SOUTHWEST ALONG SAID EXTERIOR SURFACE, 11.80 FEET;
THENCE EAST ALONG SAID EXTERIOR SURFACE, 5.30 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST
DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 18.07 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 17.10 FEET;
THENCE SOUTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 5.30 FEET;
THENCE NORTHWEST ALONG SAID EXTERIOR SURFACE, 11.80 FEET; THENCE NORTH ALONG SAID EXTERIOR SURFACE, 4.00 FEET;

461545/C110
Ex. A-2-87

THENCE EAST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 14.80 FEET;
THENCE WEST ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 0.60 FEET;
THENCE NORTH ALONG SAID EXTERIOR SURFACE, PERPENDICULAR TO THE LAST DESCRIBED LINE, 4.00 FEET;
THENCE NORTHEAST ALONG SAID EXTERIOR SURFACE, 11.80 FEET TO SAID POINT OF BEGINNING.

PARCEL 11
FACADE PARCEL ABOVE BUILDING

AIR RIGHTS PARCEL
(AIR RIGHTS ABOVE BUILDING / SPACE ABOVE MECHANICAL ROOF):

(DEED DESCRIPTION WITH VERTICAL LIMITS)

ALL THE LAND, PROPERTY AND SPACE LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 496.00 FEET ABOVE CHICAGO CITY DATUM AND WITHIN THE VERTICAL PROJECTION OF THE BOUNDARY LINE OF FOLLOWING DESCRIBED PARCEL OF LAND:
ALL THAT PART THE NORTH HALF OF LOTS 23 TO 31, BOTH INCLUSIVE, TAKEN AS A TRACT, IN ALLMENDINGER'S LAKE SHORE DRIVE ADDITION TO CHICAGO, A SUBDIVISION OF PART OF BLOCK 13 IN THE CANAL TRUSTEE'S SUBDIVISION OF THE SOUTH FRACTIONAL QUARTER OF SECTION 3, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

4615451C110
Ex. A-2-88

EXHIBIT B
RULES AND REGULATIONS

The following rules and regulations shall be applicable to Tenant's use and occupancy of the Premises subject to anything in the Lease to the contrary.

A. Access to Building: Landlord may from time to time establish security regulations for the purpose of regulating access to the Common Area of the Building. Tenant shall abide by all such reasonable security regulations so established. Tenant, its employees and guests shall have access to the freight elevators serving the Building, Garage and Loading Docks and the ground floor lobby of the Building solely for purposes of moving between the Building, Garage and the Premises by way of the main entry door of the lobby. Tenant, its employees and guests shall not have access to the elevators serving the office or residential portions of the Building except to the extent expressly permitted by this Lease or any other lease for any portion of the Building to which Tenant is a party.

B. Protecting Premises: Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all utilities in the Premises (except utilities which are separately metered for direct payment by Tenant to the utility which at Tenant's discretion may be left on).

C. Large Articles: Furniture, freight and other large or heavy articles may be brought into the Building and Retail Parcel or through the Garage or Loading Docks only at times and in the manner (including use of freight elevators and the loading area) reasonably designated by Landlord and subject to additional restrictions imposed by the Declaration of Covenants, and always at the Tenant's sole responsibility. All damage done to the Property (including, without limitation the Retail Parcel and the Building) by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant. All furniture, equipment, cartons and similar articles (other than Tenant's personal property used in the ordinary course of business) desired to be removed from the Premises or the Building shall be listed by the Tenant with the Landlord and a removal permit therefor shall first be obtained from the Landlord.

D. Signs: Subject to the terms and conditions of the Lease, Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Retail Parcel or the Building, or on the part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or manner and in such color, size, style, character and material as may be first approved by Landlord in writing and as may be in accordance with any sign criteria established by Landlord (including, but not limited to, those relating to preservation of the historical or landmark status and nature of the Building), any governmental or regulatory authority, any Laws concerning signage, the requirements of any landmark or historical organization recognized by any governmental authority or the Alderman in whose ward the Building is located, and the Declaration of Covenants as amended from time to time. Landlord reserves the right to remove at Tenant's expense all matter other than the above provided for without notice to Tenant.

E. Advertising: Tenant shall not in any matter use the name of the Building or use any picture or likeness of the Building, or the name "The Palmolive Building" or any derivative thereof in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material for any purpose other than identification of the location of the premises without Landlord's express consent in writing.

F. Compliance with Laws: Subject to the terms and conditions of the Lease, Tenant shall comply with all applicable Laws with respect to the Building and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises or the Building which directly or indirectly is forbidden by or violates any Laws or which may be dangerous to persons.

G. Hazardous Materials: Subject to the terms and conditions of, and in addition to any other obligations of Tenant under, the Lease, Tenant shall not use or permit to be brought into the Premises, the Retail Parcel, the Building or the Property any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done anything in or upon the Premises, the Retail Parcel, the Building or the Property or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall invalidate or increase the rate of insurance on the Building, its appurtenances, contents or operation.

H. Defacing Premises and Overloading: Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent, if any, that the character, shape, color, materials and make thereof is reasonably approved by the Landlord. Tenant shall not load any floor or part thereof in the Premises in excess of 100 pounds per square foot live load for any portion of the Retail Parcel. Landlord may direct and control the location of safes and all other heavy articles and, if considered reasonably necessary by Landlord, require supplementary supports at the expense of the Tenant of such material and dimensions as Landlord may deem reasonably necessary to properly distribute the weight.

I. Obstruction of Public Areas: Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through service doors or in or on freight elevators; and Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, passageway, entrance or shipping area. Tenant shall lend its reasonable cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in
Ex. B-2

the judgment of Landlord shall be prejudicial to the safety and security of the Building or the Retail Parcel and their occupants. No Tenant and no employee, contractor, agent, licensee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord or its agents, employees, licensees or invitees.

J. Additional Locks: Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord; provided, however, Tenant may secure areas located within the Premises as needed in the ordinary course of its business and shall not be required to provide Landlord with keys thereto unless necessary for reasons of health and safety. The foregoing prohibition shall be inapplicable to the extent that keys, codes and the like necessary for the operation of such locks and devices are delivered to Landlord contemporaneously with their installation. Any locks or security devices so installed by Tenant shall be removed or adjusted as Landlord deems necessary in order to prevent interference with any security system for the Building or Retail Parcel. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys to the Premises and all keys of offices and other areas of the Building which have been furnished the Tenant or which the Tenant shall have made, and in the event of loss of any keys so furnished, Tenant shall pay Landlord therefor.

K. Communication or Utility Connections: If Tenant desires or is required to have signal, communications, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the approval of Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), except as expressly permitted herein, and then only under direction of Landlord and at Tenant's expense. Tenant shall ascertain from the Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electrical wiring in the Building, the Retail Parcel and the Premises and the needs of other tenants of the Building and Retail Parcel, and shall not in any event connect a greater load than such safe capacity.

L. Management Office: Service requirements of Tenant will be attended to only upon application at the management office for the Retail Parcel. Employees of Landlord shall not perform any work or do anything outside of their duties unless under special instructions from the Landlord.

M. Outside Services: No person employed by Tenant or its contractors shall be used to perform janitor work, window washing, cleaning, decorating, repair or other maintenance work in the Premises, if the same shall create disharmony or labor unrest in connection with any labor agreements to which Landlord or its contractors maybe subject.

N. Toilet Rooms: The toilet rooms, urinals, wash bowls and the other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant if such items and apparatus are within the Premises or for the exclusive use of Tenant and its employees, contractors, agents, licensees or invitees or if Tenant, or its employees, contractors, agents, licensees or invitees, shall have caused such damage or breakage.

O. Intoxication: Landlord reserves the right to exclude or expel from any portion of the Building, including the Retail Parcel, any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

P. Vending Machines: No vending machines other than cigarette machines and vending machines for bathrooms or lunchrooms on the Premises shall be installed, maintained or operated without the written consent of Landlord.

Q. Nuisances and Certain Other Prohibited Uses: Tenant shall not (i) conduct itself or permit its employees, licensees, contractors, agents or invitees to conduct themselves in a manner inconsistent with the comfort or convenience of other tenants or the first-class character of the Building and Retail Parcel, (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating and air conditioning apparatus in or about the Premises except in furtherance of the Permitted Use of the Premises specified in Section 7.1 or unless otherwise specifically approved in writing by Landlord, (iii) carry on any business in or about the Premises or Building or sell any article, thing or service except those ordinarily embraced within the Permitted Use of the Premises specified in Section 7.1, (iv) use the Premises for housing, lodging or sleeping purposes, (v) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, (vi) operate or permit to be operated any musical or sound-producing instrument or device inside or outside the Premises which may be heard outside the Premises, (vii) use any illumination or power for the operation of any equipment or device other than electricity, or gas, (viii) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, (ix) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind or deaf person) or other animal or bird, (x) make or permit any objectionable noise or odor to emanate from the Premises, (xi) disturb, solicit or canvass any occupant of the Building, (xii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building, the Retail Parcel or the Property , or (xiii) throw or permit to be thrown or dropped any article from any window or other opening in the Building or Retail Parcel.

R. Room-to-Room Canvas: The Tenant shall not make any room-to-room canvass to solicit business from other tenants or occupants of the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein.

S. Waste: The Tenant shall not waste electricity, water, heat or air conditioning and agrees to reasonably cooperate with Landlord to assure the most effective and energy-efficient operation of the Building and Retail Parcel heating and air conditioning (at no cost to Tenant), and shall not allow the adjustment (except by Landlord's authorized building personnel) of any controls. The Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened
Ex. B-4

with Landlord's consent. Tenant agrees to maintain the temperature at all times in the Premises so as not to cause any decrease or increase in the temperature in the public areas of the Retail Parcel when the same are being heated or cooled, as the case may be.

EXHIBIT C
LANDLORD'S WORK: AS-IS

Tenant accepts the Premises in their "AS-IS" condition, subject to the terms and conditions set forth in the Lease, including this Exhibit C and Exhibit F, and Landlord shall have no obligation to perform any work therein (including, without limitation, demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein), and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein except for the following (collectively, "Landlord's Work") and as otherwise expressly set forth in the Lease, including this Exhibit C and Exhibit F, which Landlord shall construct:

A.

Mechanical

1. Landlord shall install Building-supplied HVAC service through existing cold water pipe system; however, Tenant shall install own fan coil units and distribution.

2. Base building provides 5000 CFM of retail exhaust and 5000 CFM of outside air intake for C.O.C. Code Compliance.

3. Base building provides stub-in for 200 CFM of future toilet exhaust.

4. Heat will be electric, with fan coils and distribution installed and paid for by Tenant. B.    Mechanical Systems.

1. Heating and air-cooling brought to the tenant space

2. HVAC system to service cores on all floors.

3. Main air distribution system with air loop around the core. 4. Air loops around the perimeter (if applicable)

C.    Electrical,

1. All metering devices are located in the Basement B 1 Retail Switch Gear Room

2. Disconnects are located within the retail space in which the future tenant can provide connection distribution.

3. Two (2) 400 amp, 208V/ 3P/ 60HZ services are provided to the retail space. a. One is designed for the electric heat b. The other 400 amps of service is for lighting and power
461545/C/10

Ex. C-1

D.    First Floor Weather Vestibule.

Landlord will be responsible for installing two pairs of vestibule door on the first floor as an "airlock"

E.    Elevator Lobby Finishes.

Finishes at the elevator lobby per the finish sheets forwarded by Booth Hansen to Environments

F.    Restrooms.

Landlord will provide, in addition to the tenant improvement allowance, $10,000 allowance for tenant to install Men's and Ladies restrooms within Tenant's space.

G.    Janitorial Closets.

The janitor closets are located on the    floor of the Building. H.    Staircase/ Elevator.

Landlord shall install stairs and a passenger elevator that exclusively serve the Premises. Tenant shall approve or select the interior finishes for the elevator, and if the interior finishes selected by Tenant cause the cost of construction of the elevator cab to exceed Fifteen Thousand Dollars ($15,000), Tenant shall bear such extra cost.

I.    Electricity Meter.

Landlord will pay the cost of installing an electricity meter. J.    Entrance Doors.

Landlord will allow for a double glass entry door on the 2nd floor for building residents, should Tenant decide that such access is necessary at Tenant's cost.

L.    Life Safety.

1.    Sprinkler system

a.    Installed in accordance with code.

b.	Primary loop with branch distribution on 10' x 12' pattern with heads turned up.

c.    Sprinkler heads installed and operational in the core.

2.    Fire horns and exit signs as required by code.

3.    Fire extinguishers as required by code.
46154510110

Ex. C-2

4.    Smoke detectors in all elevator lobbies, if required by code.

5.    Exit signs at all stairwells.

6.    Automatic smoke exhaust system triggered by fire alarm, if required by code.

7.    Fire hose and extinguisher cabinets finished and installed at each stairwell or as required by code.

8.    Building fire alarm, smoke detectors and exit lights installed as required by code. L.    Common Lighting.

Installed and operating the main lobby, all stairwells, elevator, lobbies, mechanical rooms utility rooms, other lighting as required by code.

M.    Signage

Subject to the terms and provisions of the Lease. N.    Floors/Walls.

I .    Concrete floors with troweled finish leveled to bring the building's slab to an industry acceptable standard of/4 inch within a 10 foot radius.

2.    Corridor wall stubs in place with drywall up, finished on one side and insulated for multi-tenant floors (if applicable)

0.    Miscellaneous.

1.    All of Landlord's Work shall be done in a first class, workmanlike manner, using only good grades of materials, and in accordance with all applicable laws.

2.    Design and finishes of Tenant's lobby entrance to be mutually agreed to by the parties.
461545/C/10

Ex. C-3

EXHIBIT D
DECLARATION OF COVENANTS, CONDITIONS AND EASEMENTS

The Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements by and among Palmolive Tower Condominiums, LLC, a Delaware limited liability company, Palmolive Building Base, LLC, a Delaware limited liability company, Palmolive Building Retail, LLC, a Delaware limited liability company and Palmolive Facade, LLC, a Delaware limited liability company, dated June 11, 2003 and Recorded with the Cook County Recorder of Deed on August 18, 2003 as Document Number 0318732050, is incorporated herein as if such document was attached hereto as Exhibit D.
461545/C/10

Ex. D-1

EXHIBIT E
INTENTIONALLY OMITTED
461545/C/I 0

Ex. E-I

EXHIBIT F
WORK LETTER

1. Definitions. Terms which are defined elsewhere in this Lease shall have the same meanings in this Work Letter. Terms which are defined in this Work Letter shall have the same meanings elsewhere in this lease. In addition to the terms defined elsewhere in this Work Letter, the following terms shall have the following meanings:

A.    "Construction Loan" means any loan made to or for the benefit of Landlord or any of its beneficiaries for the purpose of financing the development of the Property.

B. "Landlord's Construction Allowance" means the sum of $25.00 for each square foot of Premises Floor Area to be used only for design and architectural fees, construction costs, moving expenses, telephone and computer cabling and related equipment, and furniture.

2. The Tenant's Work. Except for the Landlord's Work, which the parties acknowledge will be performed by Landlord at its expense, all work necessary or desirable in order to prepare the Premises for initial occupancy by Tenant (the "Tenant's Work") shall be completed by Tenant. Landlord shall provide the following in connection with the Tenant's Work, but the cost thereof shall be paid by Tenant as a part of the cost of the Tenant's Work: temporary water, electrical power, toilet facilities, garbage hoppers and disposal; provided, however, that during such period of time that Landlord and Tenant are both working in the Premises (except for Landlord's Work on or in the elevator, the staircase or the first floor lobby) and the foregoing cannot be separately metered or clearly and obviously allocated, the foregoing costs shall be borne equally by Landlord and Tenant. Tenant shall cause all architectural, engineering and construction drawings, plans and specifications, including heating, ventilating, air conditioning, plumbing, fire protection, life safety and electrical plans for the Tenant's Work ("Tenant's Plans and Specifications") to be completed by The Environments Group ("Tenant's Architect," which architect Tenant represents is duly licensed and registered architects and engineers) and delivered to Landlord for its approval. Tenant's Plans and Specifications for the Tenant's Work shall be delivered to Landlord no later than July 15, 2004. Tenant's Plans and Specifications shall be "fully coordinated" and the mechanical and engineering sections thereof shall be prepared by WMA Consulting. Tenant's Plans and Specifications and all changes therein shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned. Landlord shall review Tenant's Plans and Specifications (or revised versions thereof) and issue its written approval or rejection thereof within ten (10) business days after receipt thereof. If Landlord rejects the proposed Tenant's Plans and Specifications (or revised versions thereof), Landlord shall indicate in reasonable detail the reasons for rejection. The entity reasonably approved by Landlord to whom Tenant awards the general contract for the Tenant's Work shall become the "Tenant's Contractor". Landlord hereby approves Leopardo Construction to effect Tenant's Work. The Tenant's Work shall be done only by Tenant's Contractor, in a first-class, workmanlike manner, using only good grades of materials, in accordance with the Lease and this Work Letter, Landlord's insurance requirements and with all applicable governmental laws, ordinances, codes, rules and regulations

461545/C/10

Ex. F-1

and in accordance with Tenant's Plans and Specifications and changes therein which have been approved by Landlord as provided herein. In no event shall Tenant be required to pay to Landlord any administrative or construction supervision fee. The Tenant's Work shall not commence until the later of (i) the Access Date, and (ii) the date Tenant's Contractor has delivered to Landlord a copy of the building permit issued by the City of Chicago for the Tenant's Work and evidence of insurance (naming Landlord as an additional insured), both of which are reasonably satisfactory to Landlord in all respects. Tenant covenants and agrees that all contractors and subcontractors at any tier performing any construction, repair, refurbishment or restoration, including, without limitation, tenant improvements, build-out, alterations, additions, improvements, renovations, repairs, remodeling, painting and installations of fixtures, mechanical, electrical, plumbing, data, security, telecommunication, low voltage or elevator equipment or systems or other equipment, or with respect to any other construction work in, on, or to the Property shall: (i) be bound by and signatory to a collective bargaining agreement with a labor organization (a) whose jurisdiction covers the type of to be performed on the Property, and (b) who is affiliated with the Building and Construction Trades Department on of the AFL-CIO; and (ii) each such contractor or subcontractor shall observe area standards for wages and other terms and conditions of employment, including fringe benefits. Upon completion of the Tenant's Work, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits and sworn statements, full and final waivers of lien from contractors and subcontractors for labor, services and materials and all other documents required by the holder of the Construction Loan. Subject to Section 9.2 of the Lease, Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord and hold harmless Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective contractors, agents, partners and employees and the Property of, from and against any and all liabilities, losses, costs, charges, claims, damages, liens, fees and expenses, including without limitation reasonable attorneys' fees and expenses, relating to the Tenant's Work, unless caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. During such time that Landlord is performing work in the Premises simultaneously with Tenant, Landlord shall indemnify, defend by counsel reasonably acceptable to Tenant and hold harmless Tenant, Tenant's beneficiaries, contractors, agents, and employees, of, from and against any and all liabilities, losses, costs, charges, claims, damages, liens, fees and expenses, including, without limitation, reasonable attorneys fees and expenses relating to work performed by Landlord, unless caused by the negligence or willful misconduct of Tenant, its agents, employees, or contractors. Landlord shall permit Tenant and Tenant's Contractor to have reasonable access to the Premises immediately upon the Delivery Date for purposes of constructing the Tenant's Work, provided that Tenant and Tenant's Contractor shall abide by the rules of the site applicable to all contractors, shall coordinate and schedule their access to the Premises for labor and materials delivery through the general contractor for the Building, or the managing agent of the Property, if so directed by Landlord, and shall not unreasonably interfere with or delay the work of the general contractor for the Building or any other contractor working in connection with the Property. Any entry to the Property, the Building or the Premises by or on behalf of Tenant or Tenant's Contractor prior to the Commencement Date shall be under and subject to all of the terms and provisions of the Lease, the same as if the Commencement Date had occurred, except that Tenant shall not be obligated to pay any Rent prior to the Commencement Date. To the extent not prohibited by law, all entry to the Property, the Building or the Premises by or on behalf of Tenant or Tenant's Contractor prior to the Commencement Date shall be solely at the risk of Tenant and Tenant's
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Ex. F-2

Contractor, and Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective agents, partners and employees shall not be liable in any way, and Tenant hereby waives and releases them from any liability, for any injury or damage to or theft, robbery, pilferage, loss or loss of the use of any property of Tenant, Tenant's Contractor or any other person or entity or any of the Tenant's Work in or about the Premises or the Property which occurs during such period; provided however, Landlord, Landlord's beneficiaries, the managing agent of the Property and their respective agents, partners and employees shall be liable, and
Tenant does not waive or release them from liability, for their respective negligence or willful misconduct which occurs during such period and causes any injury to property or injury or death of any person. The foregoing waiver and release of claims shall be in addition to and shall not limit or be limited by any other releases or waivers of claims in this lease.

3.    Intentionally omitted.

4. Payment for Tenant's Work. Except as provided in Paragraph 5 of this Work Letter, Tenant shall pay the cost of all the Tenant's Work, including without limitation the cost of all items necessary or desirable to complete the Tenant's Work, such as the fees and expenses arising out of the preparation of Tenant's Plans and Specifications, the fees and expenses of Tenant's Contractor and the cost of the items described in the second sentence of Paragraph 2.

5. Landlord's Construction Allowance and Payment for Tenant's Plans and Specifications. Landlord shall pay to Tenant Landlord's Construction Allowance as follows: Installments of Landlord's Construction Allowance shall be paid out of disbursements of Landlord's Construction Loan pro rata, on the basis of the total estimated cost for the Tenant's Work and Tenant's Plans and Specifications, as costs are incurred by Tenant for such Tenant's Work and Tenant's Plans and Specifications; provided, however, it shall be a condition to the obligation of Landlord to pay amounts pursuant to this Paragraph 5 that Tenant shall have provided Landlord with appropriate requests for payment, invoices, contractors' affidavits and sworn statements, contractors' and subcontractors' lien waivers, and other documents as may be reasonably required (i) by Landlord or the holder of the Construction Loan to demonstrate the correctness of the amount requested by Tenant, (ii) to induce the issuer of the policy of title insurance insuring the lien of the mortgage that secures the Construction Loan to issue an endorsement to the policy of title insurance insuring the lien of such mortgage to be subject to no mechanics' liens or claims therefor resulting from the Tenant's Work and (iii) to satisfy any other conditions as may be reasonably imposed by the holder of the Construction Loan. Upon completion of the Tenant's Work, and provided that Tenant has satisfied all of the conditions for payment of Landlord's Construction Allowance described in this Paragraph 5 and has taken possession of all of the Premises for purposes of conducting its business, Tenant shall be entitled to apply any portion of Landlord's Construction Allowance not timely previously paid to the next installment(s) of Rent coming due thereafter until such unpaid portion is applied in full; provided that Tenant shall not be entitled to make such application against an installment of Rent, if at the time such installment is due Tenant is in default under this lease (beyond applicable notice and cure periods).

Upon completion of the Tenant's Work, and provided that Tenant has satisfied all of the conditions for payment of Landlord's Construction Allowance described in this Paragraph
461545/C/1Q

Ex. F-3

5 and has taken possession of all of the Premises for purposes of conducting its business, Tenant may elect, upon written notice thereof to Landlord delivered within three (3) months after the Commencement Date, to apply any portion of the Landlord's Construction Allowance not needed for the payment in full of the cost of Tenant's Work and Tenant's Plans and Specifications (such amount being hereinafter referred to as the "Balance") towards the cost of moving, installation of telephone, data systems and cabling, furniture, plans and specifications and professional services, to the extent the same are related to this Lease or Tenant's moving into the Premises, or until the Balance is applied in full.

Landlord shall reimburse Tenant for out-of-pocket costs approved by Landlord in writing in a sum not to exceed $0.08 per square foot of Premises Floor Area incurred by Tenant for part of the architect's costs of the initial space plans for the Premises, and an amount not to exceed $0.04 per square foot of Premises Floor Area for up to three (3) revisions, provided that each such revision was approved by Landlord (collectively "Space Planning Allowance"). Landlord shall pay to Tenant each such component of the Space Planning Allowance within thirty (30) days after Landlord's receipt of evidence of full payment by Tenant for such respective items and a lien waiver indicating full payment of the architect's fees.

6. Additional Rent. All amounts payable by Tenant to Landlord under this Work Letter shall be deemed Additional Rent under the Lease and upon any default (beyond applicable notice and cure periods) in the payment of such Additional Rent, Landlord shall have all of the rights and remedies provided in the Lease.

7. Incorporation by Reference. The terms and provisions of the Lease, to the extent that they are applicable to this Work Letter, are incorporated herein by reference. The provisions of this Work Letter supplement and are specifically subject to all of the provisions of the Lease.
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Ex. F-4

IN WITNESS WHEREOF, the parties have executed this Work Letter Agreement as of
     )2004.
TENANT:

THE PRIVATEBANK AND TRUST COMPANY, Address:
[Missing Graphic Reference]
an Illinois b. • g association
10 N. Dearborn
Chicago, Illinois 60602
Attn: Chief Financial Officer

LANDLORD:

PALMOLIVE BUILDING RETAIL, LLC, a    Address: Delaware limited liability company
c/o Draper and Kramer, Incorporated
By: PALMOLIVE BUILDING MANAGER, LLC,    33 W. Monroe Street, Suite 1900
Its Manager    Chicago, IL 60603
Attn: Forrest D. Bailey, President
By: Draper and Kramer, Incorporated,
Its Manager
[Missing Graphic Reference]
'\ \
461545/C/10

Ex. F-5

EXHIBIT G
JANITORIAL SERVICES
461545/C/10

Ex. G-1

			K I M C O C O 4V	R P Q R A T t Q N
EXHIBIT A*- CLEANING SPECtFICATfOh1
GENERAL. PRIVATE OFFICE. LOr3OV.	UMILY.
L(urvGi. auht.tu		1,	Empty %-atebaskts,
are EAS		2.	empty and tamp clestn aslt tray; t' h as required.
		3.	Dust all furniture, including desks, chairs, tables.
		4.	Dttst till exposed filing cabinets, boo uses and shel+rcs.
		5.	Dust all telephwies.
		6.	Clean and sanhize thinldng fountains.
		7.	Spot clean desk tops, (Client paper on desks, Fling cabinets, etc„ are not to be disturbed.)
8. Spot clean reception lubby glass, Including front door,
9• Cleats and scrvtce Sand urns; sand artd screens to be furnished by client.

V,6BUY.,

I. Clean and sanitize teleplwnes.
2. Lows dust all horizontal surfaces to hand height irtcluding sills, ledges. moldings, shelves, picture frames, ducts, radiators.
3. Clean entire desk tops.
4. Remove fingerprints from doors, frames, light switches, kick and push plaits, handles, railings.
5. Clean and polish bright metal to hand height.

MONTH LY:
I, High dust ahme hand height all horizontal surfaces, Including shelves, moldings, ledges, pipes, ducts, heating outlets, etc,
?, Wash alt twastebaskots.
3. Dust blurds.
QUARTE1U

I. Clean and polish furniture, Including dealt•, chairs, cabinets.

TRASH    DA Ift`:

1. Remove all waste and transport to designated area.

r l a S r    i ~    r d a r• t s S I 7

C, •r' A

%aIFre,N

A 6 c

rc I M G O C O R P O R A T I O N

i

FLOORS -    0A12
RtiIW9.T
ANDNANO    1. Dgdoatorf p.
1. r*rnp    msmiacarshluarm.
3. DmnpmopIndwddmmdngmcd.

1. Spaybudopmmu,IddUftk„adhdeOfdela. MOMRLY:
1. RrAn6hbaulnWnrlegwupraaGLa    . DLM1:9IIiUAL0

I. Strip, dean, ronis smd oiachine Midi.
a. raarland w+~h bao4.omda. AS REQUDUP .

1. Daplp mop. 2 R mOSelym.

CARPasS    NIM

1. YaflnlmOJafJlafaa.

WEEKG`
1. Dual rscuWn CUR stca4 rmnara~ dge, dc.

AS REQUIRED.
1. lropeafor" andI1a . Rmlamom°kn+1aP°nladrain,ApM''We. £Araslx
-n; a lizgavt% sill be bald Id Stn mu 2. RuraARum.
AS DIRECTED (En sA CmO:

1. Maddneshampoo.

     Ir    a    ..u a•.a,aa.caa

Jut 08 04 1O:lOa    Draper Krimstr    3123371023    p.3 K I_~yG - C O R P O Q A, r, O N

FURNIrunE    MOtlT 2

1. YSrultm tfow.
2. Dump dnn (Plasdc), 3. D2mp tkm O=dor).

WASHROOMS    DAILY.

1. Clan, ssnlhae end polish all alrrooua &I- ft hrludlns bikA by Ss, Urinal, hand bums. 2. CImosnd$ liaaORushAnsphdrunandormfaroudn. 3. USIA and p02db lldlromefinnp.

,L Clan. and anolAze 0500
5. Clean and Polish ad OW "d 4rd"
& Em" aaconldnersanddapopls,IOUmlnornas,cyulrrd, 7. Wsahandan anadoriorordlcOnrlnen E, bmppondttnldzallnariaof %niUryconlalocr, 9. Dust =W pftnt ld, P
I l. fdal all dlspensas b maadmum 2n1D--rapkln, smp, dmtG marl, lorr IAn rovaa,
CUPS.
KUPPEe to be f)MbOAd b; dims
W2m3r.

I. Spot cl-Mitalp,Wdons.
2. RtmorcflnpspAdufto lours,hnlnes,lighteµVtches,ldekw,dpushpflto,hvnd{¢s,Cc 3. Loa dust allhoriwntaJ,urh4ssolcandhelpkllnrJUdmgsilh,mddings,ledges,aMcn, fr+mcs, dung heAungoullcn,
MOYNX

1. Wad. andaunlrhrrnelallaudllona.
Z. Htghdossaharchood helghiaflhoriunulsurfues, udizgahelsp,ledge,moldlngs, pipes, duds, hnung oulieu.

as

K I M C p
C G R P 0 It A T 1 O N

[Missing Graphic Reference]

EXHIBIT A-CLEANING SPECIFICATIONS.,

LUNCHROOM

DAtIY:

I, Wash and sanitize table logs, damp clean :+tuts and backs of chairs.
3. Clean, polish and reflll napkdn holders.
3. Cmpty wtd damp clean ash trays: wish as requirud. 4. Empty all contalner and disposals; sanitize interior. 9. 1iash and sanitl a ruerior of aft containers. 6. Clean find sanitize drinking fountains.
WEEKLY.,

I \Vash pedtatals or less.
2. ltcmove fingerprints from doors, frsuL,, light switches kick and push plaits. grid Itandlea.
3. Low dust all hariioa W surfaces to hand height, including sills, moldings, ledges, shelves. frames, ducts, heating outlets.

MONTHLY.

s-rAIRWAYs

DAILY

1. High dust above hand height all horizontal surfaces, including shrives, lerlgeti, inuldings, pipes, ducts and heating outlets.
2. Wash and sanitize chairs.

1. Dust and;'or wash hand rails.
2. Sweep stairs completely, making sure all corners are clean; wet mop weha:n necessary,

r-LEVATORS

DAILY:

3. Keep wall around signal button clean.
I . Dust and rub down elevator doors; inside and outside.
j. Dust and rub Own walls, metal work in etev-atnr cabs: pollshlru aortal surfaces, 4. Vacuum all elevator door tracks and keep surfaces clean.
5. Properly maintain floors of all elevator cabs; if carpeted, remove cnluble spots which safcfc respond to standard spotting procedures without the risk of injury to color or fabric

F I 11 S Y    I N
r K 41 f t b% 1 0 N •s L
N 4 I s T f. Y ., S ,~ r
4

EXHIBIT H SIGNAGE
461545/C/10

Ex. H-1

[Missing Graphic Reference]
TENANT D (36'x2')

ST. JOHN KNITS
(3' UN)

POUSHED NICKEL INLAY PANEL

ELIZABETH ARDEN (36'X60')

LOUIS VUITTON (36'X60')

LOMOS VU IFON

c rn I

0 N

az

[Missing Graphic Reference]
CORNER SIGNAGE PIECE
SCALE: 1/4' = i'-o'

BOOTH HAN S EN

Booth Hansen Associates Architects/Planners 555 S. Dearborn Street Chicago, IL 6o6o5

PALMOLIVE BUILDING 9i9 N. Michigan Ave. Chicago, IL

MARCH 22, 2004

Michigan Ave. & Walton St. Signage

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT made this 2-7- "b day of July, 2004, among COLUMN FINANCIAL, INC., a Delaware corporation, its successors and assigns (hereinafter referred to as "Lender"), THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking association (hereinafter referred to as "Tenant"), and PALMOLIVE BUILDING RETAIL, LLC, a Delaware limited liability company (hereinafter referred to as "Landlord").

STATEMENT OF BACKGROUND:

Landlord and Tenant have entered into a certain lease (hereinafter referred to as the "Lease") dated July '2 2_ , 2004, relating to the premises set forth in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Premises") which described in, or are a part of, the property described in Exhibit "B" attached hereto and by this reference made a part hereof. Lender has made or has committed to make a loan to Landlord, or to Landlord's successor in interest, in the approximate principal amount of $27,500,000.00 secured by a mortgage or security deed (hereinafter referred to as the "Mortgage") and an assignment of leases and rents from Landlord to Lender covering certain property described therein (the "Property") including the Premises. Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy, use and enjoyment of the Premises under the terms of the Lease;
STATEMENT OF AGREEMENT:

For and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuablee considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1. Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options (including options to acquire or lease all or any part of the Premises), liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

2. Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant is not in default under the Lease beyond applicable notice and cure periods, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease (and any renewals or extensions thereof in accordance with the provisions of the Lease or as otherwise agreed to by Landlord and consented to by Lender), and Lender (or its successors or assigns) will not disturb Tenant's use, possession and enjoyment of the Premises, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant (or its successors or assigns) as the tenant of the Premises for the remainder of the term of the Lease (and any renewals or extensions thereof in accordance with the provisions of the Lease or as otherwise agreed to by Landlord and consented to by Lender) in accordance with the provisions thereof and Lender will accept the attornment of Tenant; provided, however, that Lender shall not be subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) (provided, however, Tenant shall be entitled to any rent abatements or offset rights
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NGEDOCS: 010529.0011:1044397.3 7/7/04

expressly provided for in the Lease), nor shall Lender be liable for any act or omission of any prior landlord (including Landlord), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month (provided that regular monthly installments of Tenant's Share of Ownership Taxes and Tenant's Share of Common Area Charge under Sections 3.3 and 3.4 of the Lease, respectively, shall not be deemed to be prepayments of Tenant's obligations regarding Ownership Taxes or Common Area Charge) or any security deposit or other prepaid charge paid to any prior landlord (including Landlord), nor shall it be bound by any amendment or modification of the Lease made without its written consent (provided, however, Lender shall be bound by any amendment or modifications made by a previous landlord prior to the effective date hereof). Nothing contained herein shall prevent Lender from naming Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Mortgage to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy.

3. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof (and any renewals or extensions thereof in accordance with the provisions of the Lease or as otherwise agreed to by Landlord and consented to by Lender), and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease and this Agreement, and Lender, subject to Lender's rights under this Agreement and the limitations of Lender's liability set forth herein, agrees that Lender shall be bound by the terms and conditions of the Lease for the remainder of the term thereof (and any renewals or extensions thereof in accordance with the provisions of the Lease or as otherwise already agreed to by Landlord and consented to by Lender). Tenant further covenants and agrees to execute and deliver upon request of Lender an appropriate agreement confirming the foregoing to Lender and any subsequent titleholder of the Premises. Notwithstanding the foregoing, Tenant shall not be required to pay rent to any successor unless and until Tenant has received a notice from Lender or its successor notifying Tenant of Lender's or such successor's right to receive such payment. Landlord waives and releases any claim it may have against Tenant for any sum paid by Tenant to Lender or any successor pursuant to any such notice. Tenant may conclusively rely upon any written notice Tenant receives from Lender notwithstanding any claims by Landlord contesting the validity of any term or condition of such notice, including any default claimed by Lender, and Tenant shall have no duty to inquire into the validity or appropriateness of any such notice.

4. Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment. Tenant agrees to deliver to Lender copies of any notices of default(s) delivered by Tenant to Landlord under the Lease; Lender shall have the same right to cure such default(s) as is provided to Landlord under the Lease.

5. Lender shall have no obligation or incur any liability with respect to the construction or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy; provided, however, that if Lender or any other subsequent purchaser of the Property succeeds to the interest of Landlord or any successor of Landlord (Lender or such other purchaser may hereinafter be referred to as "Purchaser"), then after succeeding to Landlord's interest under the Lease, any Purchaser or successor owner fails or refuses to perform or complete any such initial work or installations which Landlord would have been obligated to perform and complete or fails or refuses to make any loan or
2
NGEDOCS: 010529.0011:1044397.3 7/7/04

contribution towards initial work which are required to be made by Landlord, Tenant shall be entitled to exercise any and all remedies provided to Tenant by the Lease or in equity or at law for a failure by Landlord to perform or complete any such initial work or installations or to make such loan or contribution. Lender shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, including, any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession. In the event that Lender shall acquire title to the Premises or the Property, Lender shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Property, and Tenant shall look exclusively to such equity interest of Lender, if any, in the Property for the payment and discharge of any obligations or liability imposed upon Lender hereunder, under the Lease or under any new lease of the Premises.

6. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

7. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

8. Lender shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liability or obligations accruing as of the date that Lender has acquired the interest of Landlord in the Property as modified by and subject to the terms of this Agreement.

9. Any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt or rejection thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Any notice, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

Column Financial, Inc.
11 Madison Avenue, 5th Floor New York, NY 10010 Attn: Edmund Taylor

3
NGEDOCS: 010529.0011:1044397.3 7/7/04

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

The PrivateBank and Trust Company 10 North Dearborn Street Chicago, IL 60602 Attn: Chief Financial Officer

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

c/o Draper and Kramer, Incorporated 33 West Monroe; Suite 1900 Chicago, IL 60603 Attn: Forrest D. Bailey, President

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease. The term "Lender" refers to Lender and to any successor-in-interest of Lender under the Mortgage.
[signature page follows] 4
NGEDOCS: 010529.0011:1044397.3 7/7/04

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

LENDER:

Signed, sealed and delivered    COLUMN FINANCIAL, INC.
in the presence of:    a Delaware corporation
Unofficial Witness

(CORPORATE SEAL)
Unofficial Witness
TENANT:
[Missing Graphic Reference]
Signed, sealed and delivered in the presence of:

[Missing Graphic Reference]
no
[Missing Graphic Reference]

THE PRIVATEBANK AND TRUST COMPANY, an Illino s nking association,

By: /    f Name: Title:    C
(CORPORATE SEAL) LANDLORD:

PALMOLIVE BUILDING RETAIL, LLC, a Delaw e lima I ility company

By:

(CORPORATE SEAL)

5
[Missing Graphic Reference]
NGEDOCS: 010529.0011:1044397.3 7/7/04

STATE OF	-''4~ j (12; CS	)

COUNTY OF	A	)SS: )
in and for said County and State, personally appeared
, of COLUMN FINANCIAL, INC., a Delaware corporation, LENDER in the foregoing, and s)he acknowledged that (s)he did sign said instrument for and on behalf of said corporation, as the voluntary act and deed of said , for all the uses and purposes therein mentioned.

BEFORE ME, a Notary Public
IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on this ~a- day of Lu_, 2004:

OFFICIAL. SEAL JANE E. PRICE

ON EXPIRES F1Ll MY COMMISSI5.

STATE OF    L
)
)SS: COUNTY OF    C~ 1    )
Notary Public
Commission Expiration Date:    Ig/aw-)

     ~Jr/-,~ t 0-)1, C-L
ORE ME, a Notary Public in and for said County and State, personally appeared
, of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking association, TENANT in the foregoing, and (s)he acknowledged that (s)he did sign said instrument for and on behalf of said association, as the voluntary act and deed of said the uses and purposes therein mentioned.

IN TESTI NY WHEREOF I have hereunto subscribed my name and affixed my notarial seal on this    day of ~JQ L-/ , 2004.

, for all

[Missing Graphic Reference]

y    P tar Public

6
-0
ommissi Expiration Date: ~, /d'-0.5,

"OFFICIAL SEAL
YVONNE T HEYDEN
Notary Public, State of Illinois ~, ;. My Commission Expires 7/18/05

NGEDOCS: 010529.0011:1044397.3 7/7104

STATE OF	)
COUNTY OF	)SS: )
BEFORE ME, a Notary Public in and for said County and State, personally appeared
, of PALMOLIVE BUILDING RETAIL, LLC, a Delaware limited liability company, LANDLORD in the foregoing, and (s)he acknowledged that (s)he did sign said instrument for and on behalf of said company, as the voluntary act and deed of said     , for all the uses and purposes therein mentioned.

IN TESTIMONY WHEREQF, I have hereunto subscribed my name and affixed my notarial seal on this a 1 '~4 day of ~TWty , 2004.

"OFFICIAL SEAL"

PATRICIA VILLA,
NOTARY PUBLtUSTA-; E Ur ;LLINOIS
MYCOMiM SSi0 LX P! tLS;-21.0;

7
NGEDOCS: 010529.0011:1044397.3 7/7/04

6Da5;(A-,,
Notary Public
Commission Expiration Date: 3(2t /d--)